                                                                    Exhibit 4.6

================================================================================


                               SECURITY AGREEMENT

                                       By

                                  GAMECO, INC.
                                   as Issuer

                                       and

                           THE GUARANTORS PARTY HERETO

                                       and

                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION,
                                   as Trustee

                             ----------------------

                          Dated as of February 8, 2002


================================================================================


                               TABLE OF CONTENTS

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
                                                                           Page
                                                                           ----
PREAMBLE ................................................................      1
RECITALS ................................................................      1
AGREEMENT ...............................................................      2

                                    ARTICLE I

                         DEFINITIONS AND INTERPRETATION

SECTION 1.1 Definitions .................................................      2
SECTION 1.2 Interpretation ..............................................     11
SECTION 1.3 Resolution of Drafting Ambiguities ..........................     11

                                   ARTICLE II

                    GRANT OF SECURITY AND SECURED OBLIGATIONS

SECTION 2.1 Pledge ......................................................     12
SECTION 2.2 Secured Obligations .........................................     12
SECTION 2.3 Security Interest ...........................................     12
SECTION 2.4 No Release ..................................................     13

                                   ARTICLE III

                  PERFECTION; SUPPLEMENTS; FURTHER ASSURANCES;
                            USE OF PLEDGED COLLATERAL

SECTION 3.1 Delivery of Certificated Securities Collateral ..............     13
SECTION 3.2 Perfection of Uncertificated Securities Collateral ..........     14
SECTION 3.3 Financing Statements and Other Filings ......................     14
SECTION 3.4 Other Actions ...............................................     14
SECTION 3.5 Joinder of Additional Guarantors ............................     18
SECTION 3.6 Motor Vehicles ..............................................     18
SECTION 3.7 Supplements; Further Assurances .............................     18
SECTION 3.8 Use and Pledge of Pledged Collateral ........................     18

                                   ARTICLE IV

                    REPRESENTATIONS, WARRANTIES AND COVENANTS

SECTION 4.1 Title and Authority .........................................     19

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
SECTION 4.2   Validity of Security Interest ............................................   19
SECTION 4.3   Limitation on Liens ......................................................   19
SECTION 4.4   Other Financing Statements ...............................................   20
SECTION 4.5   Chief Executive Office; Change of Name; Jurisdiction of
              Organization .............................................................   20
SECTION 4.6   Location of Inventory and Equipment ......................................   21
SECTION 4.7   Condition and Maintenance of Equipment ...................................   21
SECTION 4.8   Corporate Names; Prior Transactions ......................................   21
SECTION 4.9   Due Authorization and Issuance ...........................................   21
SECTION 4.10  No Violations, etc. ......................................................   22
SECTION 4.11  No Options, Warrants, etc ................................................   22
SECTION 4.12  No Claims ................................................................   22
SECTION 4.13  No Conflicts, Consents, etc. .............................................   22
SECTION 4.14  Pledged Collateral .......................................................   23
SECTION 4.15  Insurance ................................................................   23
SECTION 4.16  Payment of Taxes; Compliance with Laws; Contesting Liens; Claims .........   23
SECTION 4.17  Access to Pledged Collateral, Books and Records; Other Information .......   24
SECTION 4.18  Acquisition Documents ....................................................   24
SECTION 4.19  Benefit to Guarantors ....................................................   25

                                        ARTICLE V

                   CERTAIN PROVISIONS CONCERNING SECURITIES COLLATERAL

SECTION 5.1   Pledge of Additional Securities Collateral ...............................   25
SECTION 5.2   Voting Rights; Distributions; etc ........................................   25
SECTION 5.3   Operative Agreements .....................................................   26
SECTION 5.4   Defaults, etc ............................................................   27

                                       ARTICLE VI

                        CERTAIN PROVISIONS CONCERNING INTELLECTUAL
                                   PROPERTY COLLATERAL

SECTION 6.1   Grant of License .........................................................   27
SECTION 6.2   Registrations ............................................................   27
SECTION 6.3   No Violations or Proceedings .............................................   27
SECTION 6.4   Protection of Trustee's Security .........................................   28
SECTION 6.5   After-Acquired Property ..................................................   29
SECTION 6.6   Modifications ............................................................   29
SECTION 6.7   Litigation ...............................................................   29

                                       ARTICLE VII

                         CERTAIN PROVISIONS CONCERNING ACCOUNTS

SECTION 7.01. Special Representations and Warranties ...................................   30

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
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SECTION 7.02. Maintenance of Records ..................................................    30
SECTION 7.03. Legend ..................................................................    30
SECTION 7.04. Modification of Terms, etc ..............................................    30
SECTION 7.05. Collection ..............................................................    31

                                         ARTICLE VIII

                                   TRANSFERS AND OTHER LIENS

                                          ARTICLE IX

                                           REMEDIES

SECTION 9.1  Remedies .................................................................    31
SECTION 9.2  Notice of Sale ...........................................................    34
SECTION 9.3  Waiver of Notice and Claims ..............................................    34
SECTION 9.4  Certain Sales of Pledged Collateral ......................................    34
SECTION 9.5  No Waiver; Cumulative Remedies ...........................................    36
SECTION 9.6  Certain Additional Actions Regarding Intellectual Property ...............    36

                                           ARTICLE X

                                    APPLICATION OF PROCEEDS

                                          ARTICLE XI

                                         MISCELLANEOUS

SECTION 11.1  Concerning Trustee ......................................................    37
SECTION 11.2  Trustee May Perform; Trustee Appointed Attorney-in-Fact .................    38
SECTION 11.3  Expenses ................................................................    38
SECTION 11.4  Indemnity ...............................................................    39
SECTION 11.5  Continuing Security Interest; Assignment ................................    40
SECTION 11.6  Termination; Release ....................................................    40
SECTION 11.7  Modification in Writing .................................................    40
SECTION 11.8  Notices .................................................................    40
SECTION 11.9  GOVERNING LAW ...........................................................    41
SECTION 11.10 CONSENT TO JURISDICTION AND SERVICE OF PROCESS;
                WAIVER OF JURY TRIAL ...... ...........................................    41
SECTION 11.11 Severability of Provisions ..............................................    41
SECTION 11.12 Execution in Counterparts ...............................................    41
SECTION 11.13 Business Days ...........................................................    42
SECTION 11.14 Waiver of Stay ..........................................................    42
SECTION 10.15 No Credit for Payment of Taxes or Imposition ............................    42
SECTION 11.16 No Claims Against Trustee ...............................................    42
SECTION 11.17 Obligations Absolute ....................................................    42

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
SECTION 11.18 Senior Intercreditor Agreement ..........................................   43

SIGNATURES

SCHEDULE 1.1(a) Initial Pledged Interests
SCHEDULE 1.1(b) Initial Pledged Shares
SCHEDULE 1.1(c) Initial Intercompany Notes and Supporting Obligations
SCHEDULE 1.1(d) Prior Liens
SCHEDULE 1.1(e) Copyrights
SCHEDULE 1.1(f) Licenses
SCHEDULE 1.1(g) Patents
SCHEDULE 1.1(h) Trademarks
SCHEDULE 3.4(a) Instruments and Tangible Chattel Paper
SCHEDULE 3.4(b) Initial Deposit Accounts
SCHEDULE 3.4(c) Initial Securities Accounts and Commodity Accounts
SCHEDULE 3.4(f) Commercial Tort Claims
SCHEDULE 4.12   Required Consents
SCHEDULE 7.3    Violations or Proceedings

EXHIBIT 1       Form of Issuer Acknowledgment
EXHIBIT 2       Form of Securities Pledge Amendment
EXHIBIT 3       Form of Joinder Agreement
EXHIBIT 4       Form of Control Agreement

                               SECURITY AGREEMENT

SECURITY AGREEMENT (the "Agreement"), dated as of February 8, 2002, made by
                         ---------
GAMECO, INC., a Delaware corporation having an office at 1001 North U.S. Highway One, #710, Jupiter, Florida 33477 (the "Issuer"), and EACH OF THE GUARANTORS
                                        ------
LISTED ON THE SIGNATURE PAGES HERETO OR FROM TIME TO TIME PARTY HERETO BY EXECUTION OF A JOIN-DER AGREEMENT (collectively, the "Guarantors"), as pledgors,
                                                      ----------
assignors and debtors (the Issuer, together with the Guarantors, in such capacities and together with any successors in such capacities, the "Pledgors,"
                                                                     --------
and each, a "Pledgor"), in favor of WELLS FARGO BANK MINNESOTA, NATIONAL
             -------
ASSOCIATION, a national banking association having an office at 213 Court Street, Suite 902, Middletown, CT 06457, in its capacity as trustee pursuant to the Indenture (as hereinafter defined), as pledgee, assignee and secured party (in such capacities and together with any successors in such capacities, the "Trustee").
 -------

                               R E C I T A L S :
                               - - - - - - - -

            A. The Pledgors and the Trustee have, in connection with the execution and delivery of this Agreement, entered into that certain indenture, dated as of February 8, 2002 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Indenture"), pursuant to which the
                                           ---------
Issuer has issued its 117/8% senior secured notes due 2009 (the "Senior Secured
                                                                 --------------
Notes") in the aggregate principal amount of $125,000,000. It is contemplated
-----
that the Issuer may, after the date hereof, issue Additional Notes (as defined in the Indenture) and Exchange Notes (as defined in the Indenture; the Exchange Notes, together with the Additional Notes and the Senior Secured Notes, the "Notes"), in each case, pursuant to the provisions of the Indenture.
 -----

            B. Each Guarantor has, pursuant to the Indenture, among other things, unconditionally guaranteed (the "Guarantee") the obligations of the Issuer under the Indenture and the Notes.


            C. Each Guarantor will receive substantial benefits from the execution, delivery and performance of the obligations under the Indenture and the Notes and is, therefore, willing to enter into this Agreement.

            D. Each Pledgor is or will be the legal and/or beneficial owner of the Pledged Collateral (as hereinafter defined) to be pledged by it hereunder.


            E. This Agreement is given by each Pledgor in favor of the Trustee for its benefit and the benefit of the Holders of the Notes (collectively, the "Secured Parties") to secure the payment and performance of
                    ---------------
all of the Secured Obligations (as hereinafter defined).

                               A G R E E M E N T :
                               - - - - - - - - -

            NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Pledgor and the Trustee hereby agree as follows:

                                    ARTICLE I

                         DEFINITIONS AND INTERPRETATION



            SECTION 1.1 Definitions.
                        -----------

            (a) Unless otherwise defined herein, terms used herein that are defined in the UCC shall have the meanings assigned to them in the UCC, including the following which are capitalized herein:

           "Accounts"; "Bank"; "Certificates of Title"; "Chattel Paper";
                        ----    ---------------------    -------------
"Commercial Tort Claim"; "Commodity Account"; "Commodity Contract"; "Commodity
 ---------------------    -----------------    ------------------    ---------
Intermediary"; "Credit Agreement"; "Credit Agreement Collateral"; "Documents";
------------    ----------------    --------------------------     ----------
"Electronic Chattel Paper"; "Entitlement Holder"; "Entitlement Order";
 ------------------------    ------------------    -----------------
"Equipment"; "Financial Asset"; "Fixtures"; "Goods"; "Instruments" (as defined
 ---------    ---------------    --------    -----    -----------
in Article 9 rather than Article 3); "Inventory"; "Investment Property";
                                      ---------    -------------------
"Letter-of-Credit Rights"; "Letters of Credit"; "Securities Account"; "Security
 -----------------------    -----------------    ------------------    --------
Entitlement"; "Securities Intermediary"; "Supporting Obligations"; and "Tangible
-----------    -----------------------    ----------------------        --------
Chattel Paper".
-------------

            (b) Capitalized terms used but not otherwise defined herein that are defined in the Indenture shall have the meanings given to them in the Indenture, including the following:

           "Business Day"; "Capital Lease Obligations"; "Cash Equivalents";
            ------------    -------------------------    ----------------
"Collateral Account"; "Collateral Documents"; "Event of Default"; "GAAP";
 -----------------     --------------------    ---------------     -----
"Holders"; "Lien"; "Mortgage"; "Net Loss Proceeds"; "Permitted Liens"; "Person";
 -------    ----    --------    -----------------    ---------------    ------
"Purchase Money Obligations"; "Senior Intercreditor Agreement"; "Subsidiary";
 --------------------------    ------------------------------    ----------
and "Trust Monies".
     ------------

            (c)   The following terms shall have the following meanings:


           "Acquisition Document Rights" shall mean, with respect to each
            ---------------------------
Pledgor, collectively, all of such Pledgor's rights, title and interest in, to and under the Acquisition Documents including, without limitation, (i) all rights and remedies relating to monetary damages, including indemnification rights and remedies, and claims for damages or other relief pursuant to or in respect of the Acquisition Documents, (ii) all rights and remedies relating to monetary damages, including indemnification rights and remedies, and claims for monetary damages under or in respect of the agreements, documents and instruments referred to in the Acquisition Documents or related thereto and
(iii) all proceeds, colle c-tions, recoveries and rights of subrogation with respect to the foregoing.

           "Acquisition Documents" shall mean, collectively, (i) that certain
            ---------------------
Agreement and Plan of Merger dated April 25, 2001, as amended on November 12, 2001, among Black Hawk Gaming & Development Company, Inc., a Colorado corporation, BH Acquisition, Inc., a Colorado corporation, and the Issuer; (ii) that certain Agreement and Plan of Merger dated June 11, 2001, as amended on No-vember 16, 2001, among Colonial Holdings, Inc., a Virginia corporation, Gameco Acquisition, Inc., a Virginia corporation, and the Issuer; and (iii) that certain Exchange Agreement, dated the date hereof, among Jeffrey P. Jacobs, The Richard E. Jacobs Revocable Trust, and the Issuer; in each case, together with any and all documents, agreements and other instruments then or at any time thereafter executed and/or delivered in connection therewith or related thereto in each case as amended, amended and restated, supplemented, extended, renewed, replaced or otherwise modified from time to time.

           "Additional Pledged Interests" shall mean, collectively, with respect
            ----------------------------
to each Pledgor, (i) all options, warrants, rights, agreements, additional membership or partnership interests or other interests of whatever class of any issuer of Initial Pledged Interests or any interest in any such issuer, including, without limitation, all rights, privileges, authority and powers of such Pledgor relating to the equity or membership or partnership interests in any such issuer or under the Operative Agreement of any such issuer, from time to time acquired by such Pledgor in any manner and (ii) all the membership, partnership or other interests, as applicable, of each limited liability company, partnership or other entity (other than a corporation) hereafter acquired or formed by such Pledgor and all options, warrants, rights, agreements, additional membership or partnership interests or other interests of whatever class of such limited liability company, partnership or other entity including, without limitation, all rights, privileges, authority and powers of such Pledgor relating to such equity or membership or partnership interests or under the Operative Agreement of such limited liability company, partnership or other entity, from time to time acquired by such Pledgor in any manner, in each case, including the certificates, instruments and agreements representing such additional interests and any and all interest of such Pledgor in the entries on the books of any financial intermediary pertaining to such additional interests.

           "Additional Pledged Shares" shall mean, collectively, with respect to
            -------------------------
each Pledgor, all (i) options, warrants, rights, agreements, additional shares of capital stock of whatever class of any issuer of the Initial Pledged Shares or any interest in any such issuer, including, without limitation, all rights, privileges, authority and powers of such Pledgor relating to such additional shares issued by any such issuer under the Operative Agreement of any such issuer, from time to time acquired by such Pledgor in any manner and (ii) all the issued and outstanding shares of capital stock of each corporation hereafter acquired or formed by such Pledgor and all options, warrants, rights, agreements or additional shares of capital stock of whatever class of such corporation including, without limitation, all rights, privileges, authority and powers of such Pledgor relating to such shares or under the Operative Agreement of such corporation, from time to time acquired by such Pledgor in any manner, in each case, including the certificates representing such additional shares and any and all interest of such Pledgor in the entries on the books of any Securities Intermediary pertaining to such additional shares.

           "Agreement" shall mean this Agreement, as amended, amended and
            ---------
restated, supplemented or otherwise modified from time to time in accordance with the provisions hereof.

            "Charges" shall mean any and all property and other taxes,
             -------
assessments and special assessments, levies, fees and all governmental charges imposed upon or assessed against, and all claims (including, without limitation, landlords', carriers', mechanics', workmen's, repairmen's, laborers', materialmen's, suppliers' and warehousemen's Liens and other claims arising by operation of law) against, all or any portion of the Pledged Collateral.

            "Collateral Account Funds" shall mean, collectively, the following
             ------------------------
from time to time on deposit in the Collateral Account: all funds (including, without limitation, all Trust Monies), investments (including, without limitation, Cash Equivalents) and all certificates and instruments from time to time representing or evidencing such investments; all notes, certificates of deposit, checks and other instruments from time to time hereafter delivered to or otherwise possessed by the Trustee for or on behalf of any Pledgor in substitution for, or in addition to, any or all of the Pledged Collateral or Mortgaged Property; and all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the items constituting Pledged Collateral or Mortgaged Property.

            "Collateral Material Adverse Effect" shall mean, as of any date of
             ----------------------------------
determination and whether individually or in the aggregate (a) any event, circumstance, occurrence or condition which has caused or resulted in (or would reasonably be expected to cause or result in) a material adverse effect on the business or operations as presently conducted in connection with the Pledged Collateral; (b) any event, circumstance, occurrence or condition which has caused or resulted in (or would reasonably be expected to cause or result in) a material adverse effect on the value or utility of the Pledged Colla t-eral; or
(c) any event, circumstance, occurrence or condition which has caused or resulted in (or would reasonably expect to cause or result in) a material adverse effect on the legality, priority or enforceability of the Lien created by this Agreement or the rights and remedies of the Trustee hereunder.

            "Contested Liens" shall mean, collectively, any Liens incurred in
             ---------------
respect of any Charges to the extent that the amounts owing in respect thereof are not yet delinquent or are being contested and otherwise comply with the provisions of Section 4.16 hereof.
              ------------

            "Contracts" shall mean, collectively, with respect to each Pledgor,
             ---------
all sale, service, performance, equipment or property lease contracts, agreements and grants and all other contracts, agreements or grants (in each case, whether written or oral, or third party or intercompany), between such Pledgor and third parties, and all assignments, amendments, restatements, supplements, extensions, renewals, replacements or modifications thereof.

            "Copyrights" shall mean, collectively, with respect to each Pledgor,
             ----------
all copyrights (whether statutory or common law and whether established or registered in the United States or any other country) and all copyright registrations and applications made by such Pledgor, in each case, whether now owned or hereafter created or acquired by or assigned to such Pledgor, whether published or unpublished, including, without limitation, the copyrights, registrations and applications listed in Schedule 1.1(e) annexed hereto, together with any and all (i) rights and privileges arising under applicable law with respect to such Pledgor's use of such copyrights, (ii) reissues, renewals, continuations and extensions thereof, (iii) income, fees, royalties, damages, claims and payments now or hereafter due and/or payable with respect thereto, including, without limitation, damages and payments for past, present or future infringements thereof, (iv) rights corresponding thereto throughout the world and (v) rights to sue for past, present or future infringements thereof.

                  "Deposit Accounts" shall mean, collectively, with respect to
                   ----------------
each Pledgor, (i) all "deposit accounts" as such term is defined in the UCC and
(ii) all cash, funds, checks, notes and instruments from time to time on deposit in any of the accounts described in clause (i) of this definition.

                  "Destruction" shall mean any and all damage to, or loss or
                   -----------
destruction of, all or any portion of the Pledged Collateral or Mortgaged Property.

                  "Distributions" shall mean, collectively, with respect to each
                   -------------
Pledgor, all dividends, cash, options, warrants, rights, instruments, distributions, returns of capital or principal, income, interest, profits and other property, interests (debt or equity) or proceeds, including as a result of a split, revision, reclassification or other like change of the Pledged Securities, from time to time received, receivable or otherwise distributed to such Pledgor in respect of or in exchange for any or all of the Pledged Securities or Intercompany Notes.

                  "Excluded Property" shall mean Special Property other than the
                   -----------------
following:

                   (a) the right to receive any payment of money (including, without limitation, Accounts, General Intangibles and Payment Intangibles) or any other rights referred to in Sections 9-406(f), 9-407(a) or 9-408(a) of the UCC; and

                   (b) any Proceeds, substitutions or replacements of any Special Property (unless such Proceeds, substitutions or replacements would constitute Special Property).

                  "Gaming Authorities" shall have the meaning assigned to such
                   ------------------
term in the Indenture.

                  "Gaming Law" shall have the meaning assigned to such term in
                   ----------
the Indenture.

                  "General Collateral" shall mean the Pledged Collateral other
                   ------------------
than the Securities Collateral, the Investment Property and the Intellectual Property Collateral.

                  "General Intangibles" shall mean, collectively, with respect
                   -------------------
to each Pledgor, all "general intangibles," as such term is defined in the UCC, of such Pledgor and, in any event, shall include, without limitation, (i) all of such Pledgor's rights, title and interest in, to and under all Insurance Policies and Contracts, (ii) all know-how and warranties relating to any of the Pledged Collateral or the Mortgaged Property, (iii) any and all other rights, claims, choses-in-action and causes of action of such Pledgor against any other Person and the benefits of any and all collateral or other security given by any other Person in connection therewith, (iv) all guarantees, endorsements and indemnifications on, or of, any of the Pledged Collateral or any of the Mortgaged Property, (v) all lists, books, records, correspondence, ledgers, print-outs, files (whether in printed form or stored electronically), tapes and other papers or materials containing information relating to any of the Pledged Collateral or any of the Mort-gaged Property, including, without limitation, all customer or tenant lists, identification of suppliers, data, plans, blueprints, specifications, designs, drawings, appraisals, recorded knowledge, surveys, studies, engineering reports, test reports, manuals, standards, processing standards, performance standards, catalogs, research data, computer and automatic machinery software and programs and the like, field repair data, accounting information pertaining to such Pledgor's operations or any of the Pledged Collateral or any of the Mortgaged Property and all media in which or on which any of the information or knowledge or data or records may be recorded or stored and all computer programs used for the compilation or printout of such information, knowledge, records or data,
(vi) all licenses, consents, permits, variances, certifications, authorizations and approvals, however characterized, of any Governmental Authority (or any Person acting on behalf of a Governmental Authority) now or hereafter acquired or held by such Pledgor pertaining to operations now or hereafter conducted by such Pledgor or any of the Pledged Collateral or any of the Mortgaged Property including, without limitation, building permits, certificates of occupancy, environmental certificates, industrial permits or licenses and certificates of operation, and (vii) all rights to reserves, deferred payments, deposits, refunds, indemnification of claims to the extent the foregoing relate to any Pledged Collateral or Mortgaged Property and claims for tax or other refunds against any Governmental Authority relating to any Pledged Collateral or any of the Mortgaged Property.

                  "Goodwill" shall mean, collectively, with respect to each
                   --------
Pledgor, the goodwill connected with such Pledgor's business including, without limitation, (i) all goodwill connected with the use of and symbolized by any of the Intellectual Property Collateral in which such Pledgor has any interest and
(ii) all know-how, trade secrets, customer and supplier lists, proprietary information, inventions, methods, procedures, formulae, descriptions, compositions, technical data, drawings, specifications, name plates, catalogs, confidential information and the right to limit the use or disclosure thereof by any Person, pricing and cost information, business and marketing plans and proposals, consulting agreements, engineering contracts and such other assets which relate to such goodwill.

                  "Governmental Authority" shall mean any Federal, state, local,
                   ----------------------
foreign or other governmental, quasi-governmental or administrative (including self-regulatory) body, instrumentality, department, agency, authority, board, bureau, commission, office of any nature whatsoever or other subdivision thereof, or any court, tribunal, administrative hearing body, arbitration panel or other similar dispute-resolving body, whether now or hereafter in existence, or any officer or official thereof, having jurisdiction over any Pledgor or the Pledged Collateral or any portion thereof.

                  "Guarantee" shall have the meaning assigned to such term in
                   ---------
Recital B hereof.
---------
                  "Guarantors" shall have the meaning assigned to such term in
                   ----------
the Preamble hereof.

                  "Indemnified Liabilities" shall have the meaning assigned to
                   -----------------------
such term in Section 11.4(i) hereof.
             --------------

                  "Indemnitees" shall have the meaning assigned to such term in
                   -----------
Section 11.4(i) hereof.
--------------

                  "Indenture" shall have the meaning assigned to such term in
                   ---------
Recital A hereof.
----------

                  "Initial Pledged Interests" shall mean, with respect to each
                   -------------------------
Pledgor, all membership, partnership or other equity interests (other than in a corporation), as applicable, of each issuer described in Schedule1.1(a) annexed hereto, together with all rights, privileges, authority and powers of such Pledgor in and to each such issuer or under the Operative Agreement of each such issuer, and the certificates, instruments and agreements representing such membership, partnership or other interests and any and all interest of such Pledgor in the entries on the books of any financial intermediary pertaining to such membership, partnership or other interests.

                  "Initial Pledged Shares" shall mean, collectively, with
                   ----------------------
respect to each Pledgor, the issued and outstanding shares of capital stock of each Person described in Schedule 1.1(b) annexed hereto together with all rights, privileges, authority and powers of such Pledgor in and to each such issuer or under the Operative Agreement of each such issuer, and the certificates, instruments and agreements representing the Initial Pledged Shares and any and all interest of such Pledgor in the entries on the books of any Securities Intermediary pertaining to the Initial Pledged Shares.

                  "Insurance Policies" shall mean the insurance policies and
                   ------------------
coverages required to be maintained by the Pledgors with respect to the Pledged Collateral and the Mortgaged Property pursuant to Section 4.19 of the Indenture and all renewals and extensions thereof.

                  "Insurance Requirements" means, collectively, with respect to
                   ----------------------
each Pledgor, all provisions of the Insurance Policies, all requirements of the issuer of any of the Insurance Policies and all orders, rules, regulations and any other requirements of the National Board of Fire Underwriters (or any other body exercising similar functions) binding upon such Pledgor and applicable to the Pledged Collateral or the Mortgaged Property or any use or condition thereof.

                  "Intellectual Property Collateral" shall mean, collectively,
                   --------------------------------
the Patents, Trademarks, Copyrights, Licenses and Goodwill.

                  "Intercompany Notes" shall mean, with respect to each Pledgor,
                   ------------------
(i) all intercompany notes described in Schedule 1.1(c) annexed hereto (and each other intercompany note hereafter acquired by such Pledgor) and all certificates, instruments or agreements evidencing such intercompany notes, (ii) all Supporting Obligations described in Schedule 1.1(c) annexed hereto with respect to the intercompany notes described in clause (i) of this definition (and each other Supporting Obligation hereafter acquired by such Pledgor) and all certificates, instruments or agreements evidencing such Supporting Obligations, and (iii) all assignments, amendments, restatements, supplements, extensions, renewals, replacements or modifications of the items described in clauses (i) and (ii) of this definition to the extent permitted pursuant to the terms hereof.

                  "Issuer" shall have the meaning assigned to such term in the
                   ------
Preamble hereof.

                  "Joinder Agreement" shall mean the form of joinder agreement
                   -----------------
attached hereto as Exhibit 3.
                   ---------

                  "Licenses" shall mean, collectively, with respect to each
                   --------
Pledgor, all license and distribution agreements and covenants not to sue with any other party with respect to any Patent, Trademark or Copyright or any other patent, trademark or copyright, whether such Pledgor is a licensor or licensee, distributor or distributee under any such license or distribution agreement, including, without limitation, the license and distribution agreements listed in
Schedule 1.1(f) annexed hereto, together with any and all (i) renewals, extensions, supplements and continuations thereof, (ii) income, fees, royalties, damages, claims and payments now and hereafter due and/or payable thereunder and with respect thereto including, without limitation, damages and payments for past, present or future infringements or violations thereof, (iii) rights to sue for past, present and future infringements or violations thereof and (iv) any other rights to use, exploit or practice any or all of the Patents, Trademarks or Copyrights or any other patent, trademark or copyright.

                  "Mortgaged Property" shall have the meaning assigned to such
                   ------------------
term in the Mortgages.

                  "Nevada Board" means the Nevada Gaming Control Board.
                   ------------

                  "Notes" shall have the meaning assigned to such term in
                   -----
Recital A of this Agreement.
---------

                  "Officers' Certificate" shall have the meaning assigned to
                   ---------------------
such term in the Indenture.

                  "Operative Agreement" shall mean (i) in the case of any
                   -------------------
limited liability company or partnership or other non-corporate entity, any membership or partnership agreement or other organizational agreement or document thereof and (ii) in the case of any corporation, any charter or certificate of incorporation and by-laws thereof.

                  "Patents" shall mean, collectively, with respect to each
                   -------
Pledgor, all patents issued or assigned to and all patent applications and registrations made by such Pledgor (whether established or registered or recorded in the United States or any other country), including, without limitation, the patents, patent applications, registrations and recordings listed in Schedule 1.1(g) annexed hereto, together with any and all (i) rights and privileges arising under applicable law with respect to such Pledgor's use of any patents, (ii) inventions and improvements described and claimed therein,
(iii) reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, (iv) income, fees, royalties, damages, claims and payments now or hereafter due and/or payable thereunder and with respect thereto including, without limitation, damages and payments for past, present or future infringements thereof, (v) rights corresponding thereto throughout the world and
(vi) rights to sue for past, present or future infringements thereof.

                  "Perfection Certificate" shall mean that certain perfection
                   ----------------------
certificate dated February 8, 2001, executed and delivered by the Issuer in favor of the Trustee for the benefit of the Secured Parties, and each other perfection certificate (which shall be in form and substance reasonably acceptable to the Trustee) executed and delivered by the applicable Guarantor in favor of the Trustee for the benefit of the Secured Parties contemporaneously with the execution and delivery of each Joinder Agreement executed in accordance with Section 3.5 hereof.
     -----------

               "Permitted Collateral Liens" shall have the meaning assigned to
                --------------------------
such term in Section 4.3 hereof.
             -----------

               "Pledge Amendment" shall have the meaning assigned to such term
                ----------------
in Section 5.1 hereof.
   -----------

               "Pledged Collateral" shall have the meaning assigned to such term
                -----------------
in Section 2.1 hereof.
   -----------

               "Pledged Interests" shall mean, collectively, the Initial Pledged
                -----------------
Interests and the Additional Pledged Interests.

               "Pledged Securities" shall mean, collectively, the Pledged
                ------------------
Interests, the Pledged Shares and the Successor Interests.

               "Pledged Shares" shall mean, collectively, the Initial Pledged
                --------------
Shares and the Additional Pledged Shares.

               "Pledgor" shall have the meaning assigned to such term in the
                -------
Preamble hereof.

               "Prior Liens" shall mean, collectively, the Liens identified in
                -----------
Schedule 1.1(d) annexed hereto relating to the items of Pledged Collateral identified in such Schedule.

               "Proceeds" shall mean, collectively, all "proceeds," as such term
                --------
is defined in Section 9-102 of the UCC or under other relevant law.

               "Prudent Operator" shall mean the standard of care taken by a
                ----------------
prudent operator of property and assets similar in use and configuration to the Pledged Collateral or Mortgaged Property, as the case may be, and located in the locality where the Pledged Collateral or Mortgaged Property, as the case may be, is located.

               "Requirements of Law" shall mean, collectively, any and all
                -------------------
requirements of any Governmental Authority including, without limitation, any and all laws, ordinances, rules, regulations or similar statutes or case law.

               "Secured Obligations" shall mean all obligations (whether or not
                -------------------
constituting future advances, obligatory or otherwise) of the Issuer and any and all of the Guarantors from time to time arising under or in respect of this Agreement, the Indenture, the Notes and the other Collateral Documents (including, without limitation, the obligations to pay principal, interest and all other charges, fees, expenses, commissions, reimbursements, premiums, indemnities and other payments related to or in respect of the obligations contained in this Agreement, the Indenture, the Notes and the other Collateral Documents), in each case whether (i) such obligations are direct or indirect, secured or unsecured, joint or several, absolute or contingent, due or to become due whether at stated maturity, by acceleration or otherwise, (ii) arising in the regular course of business or otherwise, (iii) for payment or performance and/or (iv) now existing or hereafter arising (including, without limitation, interest and other obligations arising or accruing after the commencement of any bankruptcy, insolvency, reorganization or similar proceeding with respect to any Pledgor or any other Person, or which would have arisen or accrued but for the commencement of such proceeding, even if such obligation or the claim therefor is not enforceable or allowable in such proceeding).

               "Secured Parties" shall have the meaning assigned to such term in
                ---------------
Recital E hereof.
---------
               "Securities Act" shall have the meaning assigned to such term in
                --------------
Section 8.4(ii) hereof.
--------------

               "Securities Collateral" shall mean, collectively, the Pledged
                ---------------------
Securities, the Intercom-pany Notes and the Distributions.

               "Special Property" shall mean:
                ----------------

               (a) any permit, lease or license held by any Pledgor that validly prohibits the creation by such Pledgor of a security interest therein;

               (b) any permit, lease or license held by any Pledgor to the extent that any Requirement of Law applicable thereto prohibits the creation of a security interest therein; and

               (c) Equipment owned by any Pledgor on the date hereof or hereafter acquired that is subject to a Lien securing a Purchase Money Obligation or Capital Lease Obligation permitted to be incurred pursuant to the provisions of the Indenture if the contract or other agreement in which such Lien is granted (or the documentation providing for such Purchase Money Obligation or Capital Lease Obligation) validly prohibits the creation of any other Lien in such Equipment;

provided, however, that in each case described in clauses (a), (b) and (c) of
--------  -------
this definition, such property shall constitute "Special Property" only to the extent and for so long as such permit, lease, license, contract or other agreement or Requirement of Law applicable thereto, validly prohibits the creation of a Lien in such property in favor of the Trustee and, upon the termination of such prohibition (howsoever occurring), such property shall cease to constitute "Special Property".

               "Successor Interests" shall mean, collectively, with respect to
                -------------------
each Pledgor, all shares of each class of the capital stock of the successor corporation or interests or certificates of the successor limited liability company, partnership or other entity owned by such Pledgor (unless such successor is such Pledgor itself) formed by or resulting from any consolidation or merger in which any Person listed in Schedule 1.1(a) or Schedule 1.1(b) annexed hereto is not the surviving entity; provided, however, that the pledge
                                            --------  -------
of the Successor Interests affected hereby shall in no event affect the obligations of such Pledgor under any provision prohibiting such action hereunder or under the Indenture.

               "Taking" shall mean any taking of the Pledged Collateral or the
                ------
Mortgaged Property or any portion thereof, in or by condemnation or other eminent domain proceedings pursuant to any law, general or special, or by reason of the temporary requisition of the use of the Pledged Collateral or Mortgaged Property or any portion thereof, by any Governmental Authority, civil or military.

               "Tax Code" shall mean the Internal Revenue Code of 1986, as
                --------
amended from time to time.

               "Trademarks" shall mean, collectively, with respect to each
                ----------
Pledgor, all trademarks (including service marks), logos, slogans, logos, certification marks, trade dress, uniform resource locations (URL's), domain names, corporate names and trade names, whether registered or unregistered, owned by or assigned to such Pledgor and all registrations and applications for the foregoing (whether statutory or common law and whether established or registered in the United States or any other Country), including, without limitation, the registrations and applications listed in Schedule 1.1(h) annexed hereto, together with any and all (i) rights and privileges arising under applicable law with respect to such Pledgor's use of any trademarks, (ii) reissues, continuations, extensions and renewals thereof, (iii) income, fees, royalties, damages and payments now and hereafter due and/or payable thereunder and with respect thereto, including, without limitation, damages, claims and payments for past, present or future infringements thereof, (iv) rights corresponding thereto throughout the world and (v) rights to sue for past, present and future infringements thereof.

               "Trustee" shall have the meaning assigned to such term in the
                ------
Preamble of this Agreement.

               "UCC" shall mean the Uniform Commercial Code as in effect on the
                ---
date hereof in the State of New York; provided, however, that if by reason of
                                      --------  -------
mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interest in any item or portion of the Pledged Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

               SECTION 1.2 Interpretation. The rules of construction set forth
                           --------------
in Section 1.04 of the Indenture shall be applicable to this Agreement.
   ------------

               SECTION 1.3 Resolution of Drafting Ambiguities. Each Pledgor
                           ----------------------------------
acknowledges and agrees that it was represented by counsel in connection with the execution and delivery hereof, that it and its counsel reviewed and participated in the preparation and negotiation hereof and that any rule of construction to the effect that ambiguities are to be resolved against the drafting party (i.e., the Trustee) shall not be employed in the interpretation hereof.

                                   ARTICLE II

                    GRANT OF SECURITY AND SECURED OBLIGATIONS

               SECTION 2.1 Pledge. As collateral security for the payment and
                           ------
performance in full of all the Secured Obligations, each Pledgor hereby pledges, assigns, transfers and grants to the Trustee for its benefit and for the benefit of the Secured Parties, a first priority security interest in and to and pledge of all of the right, title and interest of such Pledgor in, to and under the following property, wherever located, whether now existing or hereafter arising or acquired from time to time (collectively, the "Pledged Collateral"): (i)
                                                  ------------------
Goods; (ii) Equipment; (iii) Documents; (iv) Instruments; (v) Chattel Paper;
(vi) Letter-of-Credit Rights; (vii) Pledged Securities; (viii) Intercompany Notes; (ix) Distributions; (x) Accounts; (xi) Inventory; (xii) Investment Property and Financial Assets; (xiii) Intellectual Property Collateral; (xiv) Commercial Tort Claims; (xv) General Intangibles; (xvi) Deposit Accounts; (xvii) the Collateral Account and all Collateral Account Funds; (xviii) Fixtures; (xix) Supporting Obligations; (xx) Acquisition Documents and Acquisition Document Rights; (xxi) all books and records relating to the Pledged Collateral; and
(xxii) to the extent not covered by clauses (i) through (xxi) of this sentence, all other personal property and all Proceeds of any and all of the foregoing; provided, however, that Pledged Collateral shall not include any Excluded
--------  -------
Property.

               SECTION 2.2 Secured Obligations. This Agreement secures, and the
                           -------------------
Pledged Collateral is collateral security for, the payment and performance in full when due of the Secured Obligations.

               SECTION 2.3 Security Interest. (a) Each Pledgor hereby
                           -----------------
irrevocably authorizes the Trustee at any time and from time to time to file in any relevant jurisdiction any initial financing statements (including fixture filings) and amendments thereto that contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment relating to the Pledged Collateral, including, without limitation, (i) whether the Pledgor is an organization, the type of organization and any organizational identification number issued to the Pledgor and (ii) in the case of a financing statement filed as a fixture filing or covering Pledged Collateral constituting minerals or the like to be extracted or timber to be cut, a sufficient description of the real property to which such Pledged Collateral relates. The Pledgor agrees to provide such information to the Trustee promptly upon request.

               (b) Each Pledgor hereby ratifies its authorization for the Trustee to file in any relevant jurisdiction any initial financing statements or amendments thereto relating to the Pledged Collateral if filed prior to the date hereof.

               (c) The Trustee is further authorized to file filings with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country) or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the security interest granted by each Pledgor hereunder, without the signature of any Pledgor, and naming any Pledgor or the Pledgors, as debtors, and the Trustee, as secured party.

               SECTION 2.4 No Release. Nothing set forth in this Agreement shall
                           ----------
relieve the Pledgor from the performance of any term, covenant, condition or agreement on the Pledgor's part to be performed or observed under or in respect of any of the Pledged Collateral or from any liability to any Person under or in respect of any of the Pledged Collateral or shall impose any obligation on the Trustee or any other Secured Party to perform or observe any such term, covenant, condition or agreement on the Pledgor's part to be so performed or observed or shall impose any liability on the Trustee or any other Secured Party for any act or omission on the part of the Pledgor relating thereto or for any breach of any representation or warranty on the part of the Pledgor contained in this Agreement, the Indenture, the Notes or the other Collateral Documents, or under or in respect of the Pledged Collateral or made in connection herewith or therewith. The obligations of the Pledgor contained in this Section 2.4 shall
                                                            -----------
survive the termination hereof and the discharge of the Pledgor's other obligations under this Agreement and the Indenture, the Notes and the other Collateral Documents.

                                   ARTICLE III

     PERFECTION; SUPPLEMENTS; FURTHER ASSURANCES; USE OF PLEDGED COLLATERAL

               SECTION 3.1 Delivery of Certificated Securities Collateral. All
                           ----------------------------------------------
certificates, agreements or instruments representing or evidencing the Securities Collateral, to the extent not previously delivered to the Trustee, shall immediately upon receipt thereof by any Pledgor be delivered to and held by or on behalf of the Trustee pursuant hereto. All certificated Securities Collateral shall be in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Trustee. The Trustee shall maintain the certificates evidencing the Pledged Securities issued by Gold Dust West Casino, Inc. at all times at a location in Nevada designated to the Nevada Gaming Control Board (the "Nevada Board"), and shall make the certificate(s) or instrument(s) representing or evidencing such Pledged Securities available for inspection by agents or employees of the Nevada Board promptly upon the prior request of the Ne-vada Board during normal business hours. The Trustee shall have the right, at any time upon the occurrence and during the continuance of any Event of Default, to endorse, assign or otherwise transfer to or to register in the name of the Trustee or any of its nominees or endorse for negotiation any or all of the Securities Collateral, without any indication that such Securities Collateral is subject to the security interest hereunder. In addition, the Trustee shall have the right at any time to exchange certificates representing or evidencing Securities Collateral for certificates of smaller or larger denominations.

               SECTION 3.2 Perfection of Uncertificated Securities Collateral.
                           --------------------------------------------------
If any issuer of Pledged Securities is organized in a jurisdiction which does not permit the use of certificates to evidence equity ownership, or if any of the Pledged Securities are at any time not evidenced by certificates of ownership, then each applicable Pledgor shall, to the extent permitted by applicable law, record such pledge on the equityholder register or the books of the issuer, cause the issuer to execute and deliver to the Trustee an acknowledgment of the pledge of such Pledged Securities substantially in the form of Exhibit 1 annexed hereto, execute any customary pledge forms or other
        ---------
documents necessary
or appropriate to complete the pledge and give the Trustee the right to transfer such Pledged Securities under the terms hereof and provide to the Trustee an opinion of counsel, in form and substance satisfactory to the Trustee, confirming such pledge and perfection thereof.

               SECTION 3.3 Financing Statements and Other Filings. The only
                           --------------------------------------
filings, registrations and recordings necessary and appropriate to create, preserve, protect, publish notice of and perfect the security interest granted by each Pledgor to the Trustee (for the benefit of the Secured Parties) pursuant to this Agreement in respect of the Pledged Collateral are listed in Schedule 7 of the Perfection Certificate. All such filings, registrations and recordings have been duly executed and delivered to the Trustee for filing in each governmental, municipal or other office specified in Schedule 7 of the Perfection Certificate and shall be filed, registered and recorded immediately after the date thereof. Each Pledgor agrees that at any time and from time to time, at the sole cost and expense of the Pledgors, it will execute and file and refile, or permit the Trustee to file and refile, such financing statements, continuation statements and other documents (including, without limitation, this Agreement), in form reasonably acceptable to the Trustee, in such offices (including, without limitation, the United States Patent and Trademark Office and the United States Copyright Office) as the Trustee may in its reasonable judgment deem necessary or appropriate, wherever required or permitted by law in order to perfect, continue and maintain a valid, enforceable, first priority security interest in the Pledged Collateral as provided herein and to preserve the other rights and interests granted to the Trustee hereunder, as against third parties, with respect to any Pledged Collateral. Each Pledgor hereby authorizes the Trustee to file any such financing or continuation statement or other document without the signature of such Pledgor where permitted by law, including, without limitation, the filing of a financing statement describing the Pledged Collateral as "all assets in which the debtor now owns or hereafter acquires rights."

               SECTION 3.4 Other Actions. In order to further insure the
                           -------------
attachment, perfection and priority of, and the ability of the Trustee to enforce, the Trustee's security interest in the Pledged Collateral, each Pledgor agrees, in each case at such Pledgor's own expense, to take the following actions with respect to the following Pledged Colla teral:

               (a)   Instruments and Tangible Chattel Paper. As of the date
                     --------------------------------------
         hereof, each Pledgor hereby represents and warrants that no amount individually or in the aggregate in excess of $100,000 payable under or in connection with any of the Pledged Collateral is evidenced by any Instrument or Tangible Chattel Paper other than such Instruments and Tangible Chattel Paper as are listed in Schedule 3.4(a) annexed hereto and have been delivered to the Trustee. If any amount individually or in the aggregate in excess of $100,000 payable under or in connection with any of the Pledged Collateral shall be evidenced by any Instrument or Tangible Chattel Paper, the Pledgor acquiring such Instrument or Tangible Chattel Paper shall forthwith endorse, assign and deliver the same to the Trustee, accompanied by such instruments of transfer or assignment duly executed in blank as the Trustee may from time to time specify; provided, however, that so long as no Event of Default shall
                  --------  -------
         have occurred and be continuing, the Trustee shall return such Instrument or Tangible Chattel Paper to such Pledgor from time to time, at such time for collection in the ordinary course of such Pledgor's business.

         (b)   Deposit Accounts. As of the date hereof, each Pledgor hereby
               ----------------
represents and warrants that it has neither opened nor maintains any Deposit Account other than the Colla t-eral Account established and maintained pursuant to the Indenture and the accounts listed in Schedule 3.4(b) annexed hereto. For each Deposit Account that any Pledgor at any time opens or maintains, such Pledgor shall promptly notify the Trustee thereof and, pursuant to an agreement in form and substance satisfactory to the Trustee, either (a) cause the depositary bank to agree to comply at any time with instructions from the Trustee to such depositary bank directing the disposition of funds from time to time credited to such Deposit Account, without further consent of such Pledgor or (b) arrange for the Trustee to become the customer of the depositary bank with respect to the Deposit Account, with the Pledgor being permitted, only with the consent of the Trustee, to exercise rights to withdraw funds from such Deposit Account. The Trustee agrees with each Pledgor that the Trustee shall not give any such instructions or withhold any withdrawal rights from any Pledgor, unless an Event of Default has occurred and is continuing, or, after giving effect to any withdrawal that would occur. The provisions of this Section 3.4(b)
                                                                  --------------
shall not apply to Deposit Accounts for which the Trustee is the depositary.

         (c)   Investment Property. (i) As of the date hereof each Pledgor
               -------------------
hereby represents and warrants that it has neither opened nor maintains any Securities Account or Commodity Account other than those listed in Schedule 3.4
(c) annexed hereto.


         (ii) If any Pledgor shall at any time hold or acquire any certificated securities constituting Investment Property, such Pledgor shall immediately endorse, assign and deliver the same to the Trustee, accompanied by such instruments of transfer or assignment duly executed in blank, all in form and substance reasonably satisfactory to the Trustee. If any securities now or hereafter acquired by any Pledgor constituting Investment Property are uncertificated and are issued to such Pledgor or its nominee directly by the Issuer thereof, such Pledgor shall immediately notify the Trustee thereof and pursuant to an agreement in form and substance satisfactory to the Trustee, either (a) cause the issuer to agree to comply with instructions from the Trustee as to such securities, without further consent of any Pledgor or such nominee, or (b) arrange for the Trustee to become the registered owner of the securities. If any securities constituting Investment Property, whether certificated or uncertificated, or other Investment Property now or hereafter acquired by any Pledgor are held by such Pledgor or its nominee through a Securities Intermediary or Commodity Intermediary, such Pledgor shall immediately notify the Trustee thereof and, pursuant to an agreement in form and substance satisfactory to the Trustee, either (i) cause such Securities Intermediary or Commodity Intermediary, as the case may be, to agree to comply with Entitlement Orders or other instructions from the Trustee to such Securities Intermediary as to such securities or other Investment Property, or to apply any value distributed on account of any Commodity Contract as directed by the Trustee to such Commodity Intermediary, as the case may be, in each case without further consent of any Pledgor or such nominee, or (ii) in the case of Financial Assets constituting Investment Property or other Investment Property held through a Securities Intermediary, arrange for the Trustee to become the Entitlement Holder with respect to such Investment Property, with the

Pledgor being permitted, only with the consent of the Trustee, to exercise rights to withdraw or otherwise deal with such Investment Property. The Trustee agrees with each of the Pledgors that the Trustee shall not give any such Entitlement Orders or instructions or directions to any such issuer, Securities Intermediary or Commodity Intermediary, and shall not withhold its consent to the exercise of any withdrawal or dealing rights by any Pledgor, unless an Event of Default has occurred and is continuing, or, after giving effect to any such investment and withdrawal rights would occur. The provisions of this Section
                                                                     -------
3.4(c) shall not apply to any Financial Assets credited to a Securities Account
-----
for which the Trustee is the Securities Intermediary.

         (iii) As between the Trustee and the Pledgors, the Pledgors shall bear the investment risk with respect to the Investment Property, and the risk of loss of, damage to, or the destruction of the Investment Property, whether in the possession of, or maintained as a security entitlement by, or subject to the control of, the Trustee, a Securities Intermediary, Commody Intermediary the Pledgor or any other Person; provided, however, that nothing contained in this
                             -----------------
Section 3.4(c) shall release or relieve any Securities Intermediary or Commodity
-------------
Intermediary of its duties and obligations to the Pledgors or any other Person under any control agreement or under applicable law. Each Pledgor shall promptly pay all Charges and fees of whatever kind or nature with respect to the Investment Property pledged by it under this Agreement. In the event any Pledgor shall fail to make such payment contemplated in the immediately preceding sentence, the Trustee may do so for the account of such Pledgor and the Pledgors shall promptly reimburse and indemnify the Trustee from all costs and expenses incurred by the Trustee under this Section 3.4(c) in accordance with Section
                                   -------------                     -------
11.3 hereof.
----

         (d)   Electronic Chattel Paper and Transferable Records. If any amount
               -------------------------------------------------
individually or in the aggregate in excess of $100,000 payable under or in connection with any of the Pledged Collateral shall be evidenced by any Electronic Chattel Paper or any "transferable record," as that term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, the Pledgor acquiring such Electronic Chattel Paper or transferable record shall promptly notify the Trustee thereof and shall take such action as the Trustee may reasonably request to vest in the Trustee control under UCC Section 9-105 of such Electronic Chattel Paper or control under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Ele c-tronic Transactions Act, as so in effect in such jurisdiction, of such transferable record. The Trustee agrees with such Pledgor that the Trustee will arrange, pursuant to procedures satisfactory to the Trustee and so long as such procedures will not result in the Trustee's loss of control, for the Pledgor to make alterations to the Electronic Chattel Paper or transferable record permitted under UCC Section 9-105 or, as the case may be, Section 201 of the Federal Electronic Signatures in Global and National Commerce Act of Section 16 of the Uniform Electronic Transactions Act for a party in control to allow without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by such Pledgor with respect to such Electronic Chattel Paper or transferable record.

                  (e) Letter-of-Credit Rights. If any Pledgor is at any time a
                      -----------------------
         beneficiary under a Letter of Credit now or hereafter issued in favor of such Pledgor in an amount individually or in the aggregate in excess of $100,000, such Pledgor shall promptly notify the Trustee thereof and such Pledgor shall, pursuant to an agreement in form and substance satisfactory to the Trustee, either (i) arrange for the issuer and any confirmer of such Letter of Credit to consent to an assignment to the Trustee of the proceeds of any drawing under the Letter of Credit or
         (ii) arrange for the Trustee to become the transferee beneficiary of the Letter of Credit, with the Trustee agreeing, in each case, that the proceeds of any drawing under the Letter of Credit are to be applied as provided in the Indenture.

                  (f) Commercial Tort Claims. As of the date hereof each Pledgor
                      ----------------------
         hereby represents and warrants that it holds no Commercial Tort Claims other than those listed in Schedule 3.4(f) annexed hereto. If any Pledgor shall at any time hold or acquire a Commercial Tort Claim, the Pledgor shall immediately notify the Trustee in writing signed by such Pledgor of the brief details thereof and grant to the Trustee in such writing a security interest therein and in the Proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Trustee.

                  (g) Excluded Property. After the Trustee's request therefor,
                      -----------------
         the Pledgors shall deliver to the Trustee an Officer's Certificate setting forth all permits, leases or licenses constituting Special Property` that are material to the operation of each Pledgor's business. At the Trustee's request, each Pledgor shall use commercially reasonable efforts to obtain as soon as practicable the consent (which shall be in form and substance reasonably satisfactory to the Trustee) of the other parties to each permit, lease or license listed in such Officer's Certificate to permit the assignment, transfer or grant of security interest in such permit, lease or license pursuant to the terms hereof. No Pledgor shall permit to become effective in any document creating, governing or providing for any permit, lease or license, a provision that would prohibit the creation of a Lien on such permit, lease or license in favor of the Trustee unless such Pledgor believes, in its reasonable judgment, that such prohibition is usual and customary in transactions of such type.

                  SECTION 3.5 Joinder of Additional Guarantors. The Pledgors
                              --------------------------------
shall cause each Restricted Subsidiary of the Issuer which, from time to time, after the date hereof shall be required to pledge any assets to the Trustee for the benefit of the Secured Parties pursuant to the provisions of the Indenture, to execute and deliver to the Trustee (i) a joinder agreement substantially in the form of Exhibit 3 annexed hereto and (ii) a Perfection Certificate, in each
            ---------
case, within ten (10) Business Days of the date on which it was acquired or created and, upon such execution and delivery, such Restricted Subsidiary shall constitute a "Guarantor" and a "Pledgor" for all purposes hereunder with the same force and effect as if originally named as a Guarantor and Pledgor herein. The execution and delivery of such joinder agreement shall not require the consent of any Pledgor hereunder. The rights and obligations of each Pledgor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor and Pledgor as a party to this Agreement.

               SECTION 3.6 Motor Vehicles. At any time after the occurrence
                           --------------
and during the continuance of an Event of Default, each Pledgor shall, upon the request of the Trustee, promptly (but in no event later than 30 days following such request) deliver to the Trustee originals of the certificates of title or ownership for all motor vehicles (and any other Equipment covered by Certificates of Title or ownership) owned by it with the Trustee listed as lienholder therein unless such vehicles or Equipment constitutes Excluded Property.

               SECTION 3.7 Supplements; Further Assurances. Each Pledgor agrees
                           -------------------------------
to take such further actions, and to execute and deliver to the Trustee such additional assignments, agreements, supplements, powers and instruments, as the Trustee may in its reasonable judgment deem necessary or appropriate, wherever required or permitted by law, in order to perfect, preserve and protect the security interest in the Pledged Collateral as provided herein and the rights and interests granted to the Trustee hereunder, to carry into effect the purposes hereof or better to assure and confirm unto the Trustee or permit the Trustee to exercise and enforce its respective rights, powers and remedies hereunder with respect to any Pledged Collateral. Without limiting the generality of the foregoing, each Pledgor shall make, execute, endorse, acknowledge, file or refile and/or deliver to the Trustee from time to time upon request such lists, descriptions and designations of the Pledged Collateral, copies of warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, supplements, additional security agreements, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments. The Trustee may institute and maintain, in its own name or in the name of any Pledgor, such suits and proceedings as the Trustee may be advised by counsel shall be necessary or expedient to prevent any impairment of the security interest in or the perfection thereof in the Pledged Collateral. All of the foregoing shall be at the sole cost and expense of the Pledgors.

               SECTION 3.8 Use and Pledge of Pledged Collateral. Unless an Event
                           ------------------------------------
of Default shall have occurred and be continuing, the Trustee shall from time to time execute and deliver, upon written request of any Pledgor and at the sole cost and expense of the Pledgors, any and all instruments, certificates or other documents, in a form reasonably requested by such Pledgor, necessary or appropriate in the reasonable judgment of such Pledgor to enable such Pledgor to continue to exploit, license, use, enjoy and protect the Pledged Collateral in accordance with the terms hereof and of the Indenture. The Pledgors and the Trustee acknowledge that this Agreement is intended to grant to the Trustee for the benefit of the Secured Parties a security interest in and Lien upon the Pledged Colla t-eral and shall not constitute or create a present assignment of any of the Pledged Collateral.

                                   ARTICLE IV

                     REPRESENTATIONS, WARRANTIES AND COVENANTS

           Each Pledgor represents, warrants and covenants as follows:

           SECTION 4.1 Title and Authority. Such Pledgor has good and valid
                       -------------------
rights in and title to the Pledged Collateral with respect to which it has purported to grant a security interest and Lien hereunder and has full power and authority to grant to the Trustee the security interest in and Liens on such Pledged Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than any consent or approval that has been obtained.

           SECTION 4.2 Validity of Security Interest. The security interest in
                       -----------------------------
and Lien on the Pledged Collateral granted to the Trustee (for the benefit of the Secured Parties) hereunder constitutes (a) a legal and valid security interest in all the Pledged Collateral securing the payment and performance of the Secured Obligations, and (b) subject to the filings described in Schedule 7 of the Perfection Certificate, a perfected security interest in all Pledged Collateral. The security interest and Lien granted to the Trustee for the benefit of the Secured Parties pursuant to this Agreement in and on the Pledged Collateral will constitute a perfected, continuing first priority security interest therein, superior and prior to the rights of all other Persons therein other than in the case of any Pledged Collateral (other than Securities Collateral) with respect to the holders of Permitted Collateral Liens.

           SECTION 4.3 Limitation on Liens. Such Pledgor is as of the date
                       -------------------
hereof, and, as to Pledged Collateral acquired by it from time to time after the date hereof, such Pledgor will be, the sole direct and beneficial owner of all Pledged Collateral pledged by it hereunder free from any Lien or other right, title or interest of any Person other than (except in the case of any Securities Collateral) (i) Prior Liens, (ii) the Lien and security interest created by this Agreement, (iii) Contested Liens and (iv) the Liens described in clauses (1),
(2), (3), (4), (5), (6), (7), (8), (9), (10), (11), (13), (14), (15), (16),
(17), and (18) of the definition of Permitted Liens (the Liens described in clauses (i) through (iv) of this sentence, collectively, "Permitted Collateral
                                                          --------------------
Liens"). Such Pledgor shall, at its own cost and expense, defend title to the
-----
Pledged Collateral pledged by it hereunder and the security interest therein and Lien thereon granted to the Trustee and the priority thereof against all claims and demands of all Persons, at its own cost and expense, at any time claiming any interest therein adverse to the Trustee or any other Secured Party. There is no agreement, and no Pledgor shall enter into any agreement or take any other action, that would result in the imposition of any other Lien, restrict the transferability of any of the Pledged Collateral or otherwise impair or conflict with such Pledgors' obligations or the rights of the Trustee hereunder.

           SECTION 4.4 Other Financing Statements. There is no (nor will there
                       --------------------------
be any) valid or effective financing statement (or similar statement or instrument of registration under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Pledged Collateral other than in the case of Pledged Collateral (other than the Securities Collateral) financing statements relating to

Permitted Collateral Liens. So long as any of the Secured Obligations remain unpaid, no Pledgor shall execute, authorize or permit to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to any Pledged Collateral, except, in the case of any Pledged Collateral (other than the Securities Collateral), financing statements filed or to be filed in respect of and covering the security interests granted by such Pledgor to the holder of the Permitted Collateral Liens.

           SECTION 4.5 Chief Executive Office; Change of Name; Jurisdiction of
                       -------------------------------------------------------
Organization. (a) The exact legal name, type of organization, jurisdiction of
------------
organization, Federal Taxpayer Identification Number, organizational identification number and chief executive office of such Pledgor is indicated next to its name in Schedules 1(a) and 2(a) of the Perfection Certificate. Such Pledgor shall not change (i) its corporate name, (ii) the location of its chief executive office, its principal place of business, any office in which it maintains books or records relating to Pledged Collateral owned by it or any office or facility at which Pledged Collateral owned by it is located (including the establishment of any such new office or facility), (iii) its identity or type of organization or corporate structure, (iv) its Federal Taxpayer Identification Number or organizational identification number or (v) its jurisdiction of organization (in each case, including, without limitation, by merging with or into any other entity, reorganizing, dissolving, liquidating, reincorporating or incorporating in any other jurisdiction) until (A) it shall have given the Trustee not less than 30 days' prior written notice (in the form of an Officers' Certificate) of its intention so to do, clearly describing such change and providing such other information in connection therewith as the Trustee may request and (B) with respect to such change, such Pledgor shall have taken all action reasonably satisfactory to the Trustee to maintain the perfection and priority of the security interest of the Trustee for the benefit of the Secured Parties in the Pledged Collateral intended to be granted hereby, including, without limitation, using commercially reasonable efforts to obtain waivers of landlord's or warehousemen's liens with respect to such new location, if applicable. Each Pledgor agrees to promptly provide the Trustee with certified organizational documents reflecting any of the changes described in the preceding sentence.

           (b) The Trustee may rely on opinions of counsel as to whether any or all UCC financing statements of the Pledgors need to be amended as a result of any of the changes described in Section 4.5(a). If any Pledgor fails to provide information to the Trustee about such changes on a timely basis, the Trustee shall not be liable or responsible to any party for any failure to maintain a perfected security interest in such Pledgor's property constituting Pledged Collateral, for which the Trustee needed to have information relating to such changes. The Trustee shall have no duty to inquire about such changes if any Pledgor does not inform the Trustee of such changes, the parties acknowledging and agreeing that it would not be feasible or practical for the Trustee to search for information on such changes if such information is not provided by any Pledgor.

           SECTION 4.6 Location of Inventory and Equipment. All Inventory and
                       -----------------------------------
Equipment of such Pledgor is located at the chief executive office or such other location listed in Schedules 2(a), 2(b), 2(c), 2(d) or 2(e) of the Perfection Certificate. Such Pledgor shall not move any Inventory and Equipment to any location other than one within the Continental United States that is listed in such Schedules of the Perfection Certificate with respect to such Pledgor until
(i) it shall have given the

Trustee not less than 30 days' prior written notice (in the form of an Officers' Certificate) of its intention so to do, clearly describing such new location within the Continental United States and providing such other information in connection therewith as the Trustee may request and (ii) with respect to such new location, such Pledgor shall have taken all action reasonably satisfactory to the Trustee to maintain the perfection and priority of the security interest of the Trustee for the benefit of the Secured Parties in the Pledged Collateral intended to be granted hereby, including, without limitation, using commercially reasonable efforts to obtain waivers of landlord's or warehouseman's liens with respect to such new location, if applicable.

           SECTION 4.7  Condition and Maintenance of Equipment. The Equipment of
                        --------------------------------------
such Pledgor is in good repair, working order and condition, reasonable wear and tear excepted. Each Pledgor shall cause the Equipment to be maintained and preserved in good repair, working order and condition, reasonable wear and tear excepted, and shall as quickly as commercially practicable make or cause to be made all repairs, replacements and other improvements which are necessary or appropriate in the conduct of such Pledgor's business.

           SECTION 4.8 Corporate Names; Prior Transactions. Such Pledgor has
                        -----------------------------------
not, during the past five years, been known by or used any other corporate or fictitious name or been a party to any merger or consolidation, or acquired all or substantially all of the assets of any Person, or acquired any of its property or assets out of the ordinary course of business, except as set forth in Schedules 1(b), 1(c), and 4 of the Perfection Certificate.

           SECTION 4.9  Due Authorization and Issuance. All of the Initial
                        ------------------------------
Pledged Shares have been, and to the extent any Pledged Shares are hereafter issued, such shares will be, upon such issuance, duly authorized, validly issued and fully paid and non-assessable. All of the Initial Pledged Interests have been fully paid for, and there is no amount or other obligation owing by any Pledgor to any issuer of the Initial Pledged Interests in exchange for or in connection with the issuance of the Initial Pledged Interests or any Pledgor's status as a partner or a member of any issuer of the Initial Pledged Interests.

           SECTION 4.10 No Violations, etc. The pledge of the Pledged Securities
                        ------------------
pursuant to this Agreement does not violate Regulation T, U or X of the Federal Reserve Board.

           SECTION 4.11 No Options, Warrants, etc. There are no options,
                        -------------------------
warrants, calls, rights, commitments or agreements of any character to which such Pledgor is a party or by which it is bound obligating such Pledgor to issue, deliver or sell or cause to be issued, delivered or sold additional Pledged Securities or obligating such Pledgor to grant, extend or enter into any such option, warrant, call, right, commitment or agreement. There are no voting trusts or other agreements or understandings to which such Pledgor is a party with respect to the transfer, voting or exercise of any other right of the equity interests of any issuer of the Pledged Securities.

           SECTION 4.12 No Claims. Such Pledgor owns or has rights to use all of
                        ---------
the Pledged Collateral pledged by it hereunder and all rights with respect to any of the foregoing used in, necessary for or material to such Pledgor's business as currently conducted. The use by such Pledgor of such

Pledged Collateral and all such rights with respect to the foregoing do not infringe on the rights of any Person other than such infringement which would not, individually or in the aggregate, result in a Colla t-eral Material Adverse Effect. No claim has been made and remains outstanding that such Pledgor's use of any Pledged Collateral does or may violate the rights of any third Person that would individually, or in the aggregate, have a Collateral Material Adverse Effect.

           SECTION 4.13 No Conflicts, Consents, etc. Neither the execution and
                        ---------------------------
delivery hereof by each Pledgor nor the consummation of the transactions herein contemplated nor the fulfillment of the terms hereof (i) violates any Operative Agreement of such Pledgor or any issuer of Pledged Securities, (ii) violates the terms of any agreement, indenture, mortgage, deed of trust, equipment lease, instrument or other document to which such Pledgor is a party, or by which it may be bound or to which any of its properties or assets may be subject, which violation would, individually or in the aggregate, have a Collateral Material Adverse Effect, (iii) conflicts with any Requirement of Law applicable to any such Pledgor or its property, which conflict would, individually or in the aggregate, have a Collateral Material Adverse Effect, or (iv) results in or requires the creation or imposition of any Lien (other than the Lien contemplated hereby) upon or with respect to any of the property now owned or hereafter acquired by such Pledgor. No consent of any party (including, without limitation, equityholders or creditors of such Pledgor) and no consent, authorization, approval, license or other action by, and no notice to or filing with, any Governmental Authority or regulatory body or other Person is required
(A) for the pledge by such Pledgor of the Pledged Collateral pledged by it pursuant to this Agreement or for the execution, delivery or performance hereof by such Pledgor, except as set forth in Schedule 4.13 annexed hereto, (B) except for the prior approval of the applicable Gaming Authorities with respect to any Securities Collateral, for the exercise by the Trustee of the voting or other rights provided for in this Agreement or (C) except for the prior approval of the applicable Gaming Authorities with respect to the Securities Collateral, for the exercise by the Trustee of the remedies in respect of the Pledged Collateral pursuant to this Agreement. In the event that the Trustee desires to exercise any remedies, voting or consensual rights or attorney-in-fact powers set forth in this Agreement and determines it necessary to obtain any approvals or consents of any Governmental Authority or any other Person therefor, then, upon the reasonable request of the Trustee, such Pledgor agrees to use its best efforts to assist and aid the Trustee to obtain as soon as practicable any necessary approvals or consents for the exercise of any such remedies, rights and powers.

           SECTION 4.14 Pledged Collateral. All information set forth herein,
                        ------------------
including the schedules annexed hereto, and all information contained in any documents, schedules and lists heretofore delivered to any Secured Party in connection with this Agreement, in each case, relating to the Pledged Collateral, is accurate and complete in all material respects. The Pledged Collateral described on the schedules annexed hereto constitutes all of the property of such type of Pledged Collateral owned or held by the Pledgors.

           SECTION 4.15 Insurance. (a) The Pledgors, at their own expense, shall
                        ---------
maintain or cause to be maintained the insurance policies and coverages required under Section 4.19 of the Indenture with respect to the Pledged Collateral.
      ------------

           (b) If there shall occur any Destruction, individually or in the aggregate, in excess of $100,000, the applicable Pledgor shall promptly send to the Trustee a written notice setting forth the nature and extent of such Destruction. If there shall occur any Taking, the applicable Pledgor shall immediately notify the Trustee upon receiving notice of such Taking or commencement of proceedings therefor. The Net Loss Proceeds are hereby assigned and shall be paid to the Trustee. Each Pledgor shall take all steps necessary to notify the condemning authority of such assignment. All Net Loss Proceeds shall be applied in accordance with the provisions of Section 4.16 of the Indenture.
                                                ------------

           (c) In the event that the proceeds of any insurance claim are paid after the Trustee has exercised its right to foreclose after an Event of Default such proceeds shall be paid to the Trustee to satisfy any deficiency remaining after such foreclosure. The Trustee shall retain its interest in the Insurance Policies required to be maintained pursuant to this Agreement during any redemption period.

           SECTION 4.16 Payment of Taxes; Compliance with Laws; Contesting
                        --------------------------------------------------
Liens; Claims. Each Pledgor represents and warrants that all Charges imposed
-------------
upon or assessed against the Pledged Collateral have been paid and discharged except to the extent such Charges constitute a Lien not yet due and payable or a Permitted Lien. Each Pledgor shall comply with all Requirements of Law applicable to the Pledged Collateral the failure to comply with which would, individually or in the aggregate, have a Collateral Material Adverse Effect. Each Pledgor may at its own expense contest the validity, amount or applicability of any Charges so long as the contest thereof shall be conducted in accordance with, and permitted pursuant to the provisions of, the Indenture. Notwithstanding the foregoing provisions of this Section 4.16, (i) no contest of
                                                 ------------
any such obligation may be pursued by such Pledgor if such contest would expose the Trustee or any other Secured Party to (A) any possible criminal liability or
(B) unless such Pledgor shall have furnished a bond or other security therefor satisfactory to the Trustee, or such Secured Party, as the case may be, any additional civil liability for failure to comply with such obligations and (ii) if at any time payment or performance of any obligation contested by such Pledgor pursuant to this Section 4.16 shall become necessary to prevent the
                         ------------
imposition of remedies because of non-payment, such Pledgor shall pay or perform the same, in sufficient time to prevent the imposition of remedies in respect of such default or prospective default.

           SECTION 4.17 Access to Pledged Collateral, Books and Records; Other
                        ------------------------------------------------------
Information. Upon reasonable request to each Pledgor, the Trustee, its agents,
------------
accountants and attorneys shall have full and free access to visit and inspect, as applicable, during normal business hours and such other reasonable times as may be requested by the Trustee all of the Pledged Collateral and Mortgaged Property including, without limitation, all of the books, correspondence and records of such Pledgor relating thereto. The Trustee and its representatives may examine the same, take extracts therefrom and make photocopies thereof, and such Pledgor agrees to render to the Trustee, at such Pledgor's cost and expense, such clerical and other assistance as may be reasonably requested by the Trustee with regard thereto. Such Pledgor shall, at any and all times, within a reasonable time after written request by the Trustee, furnish or cause to be furnished to the Trustee, in such manner and in such detail as may be reasonably requested by the Trustee, additional information with respect to the Pledged Collateral.

           SECTION 4.18 Acquisition Documents. Each Pledgor shall perform and
                        ---------------------
comply with the terms and conditions in all material respects of all Acquisition Documents. Each Pledgor shall not without the consent of the Trustee (i) cancel or terminate any of the Acquisition Documents or consent to or accept any cancellation or termination thereof, (ii) amend, supplement or otherwise modify any of the Acquisition Documents (in each case as in effect on the date hereof),
(iii) waive any default under or breach of any of the Acquisition Documents or waive, fail to enforce, forgive or release any right, interest, or entitlement of any kind, howsoever arising, under or in respect of such Acquisition Documents or, vary or agree to the variation of any of the provisions of any of such Acquisition Documents or of the performance of any other Person under any of such Acquisition Documents, or (iv) petition, request or take any other legal or administrative action which seeks, or may be expected, to rescind, terminate or suspend, any of the Acquisition Documents or amend or modify any thereof. Each Pledgor shall notify the Trustee in the event it receives any notice or communication with respect to the Acquisition Documents including, without limitation, notices of default, and shall forward promptly copies of any such notices or communications to the Trustee. In the event of any Pledgor's default under any of the Acquisition Documents, the parties thereto shall permit the Trustee to cure such default and thereafter perform any of such Pledgor's obligations thereunder and such performance by the Trustee will not constitute a default under any such Acquisition Document.

           SECTION 4.19 Benefit to Guarantors. Each Guarantor will receive
                        ---------------------
substantial benefit as a result of the execution, delivery and performance of the Indenture and other documents evidencing the Secured Obligations.

                                    ARTICLE V

               CERTAIN PROVISIONS CONCERNING SECURITIES COLLATERAL

           SECTION 5.1 Pledge of Additional Securities Collateral. Each Pledgor
                       ------------------------------------------
shall, upon obtaining any Pledged Securities or Intercompany Notes of any Person, accept the same in trust for the benefit of the Trustee and forthwith deliver to the Trustee a pledge amendment, duly executed by such Pledgor, in substantially the form of Exhibit 2 annexed hereto (each, a "Pledge Amendment"),
                          ---------                          ----------------
and the certificates and other documents required under Section 3.1 and Section
                                                        -----------     -------
3.2 in respect of the additional Pledged Securities or Intercompany Notes which
---
are to be pledged pursuant to this Agreement, and confirming the attachment of the Lien hereby created on and in respect of such additional Pledged Securities or Intercompany Notes. Each Pledgor hereby authorizes the Trustee to attach each Pledge Amendment to this Agreement and agrees that all Pledged Interests or Intercompany Notes listed on any Pledge Amendment delivered to the Trustee shall for all purposes hereunder be considered Pledged Colla teral.

           SECTION 5.2 Voting Rights; Distributions; etc.
                       ---------------------------------

           (i) So long as no Event of Default shall have occurred and be continuing:

        (A) Each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Securities Collateral or any part thereof for any purpose not inconsistent with the terms or purposes hereof, the Indenture or any other document evidencing the Secured Obligations; provided,
                                                                    --------
however, that no Pledgor shall in any event exercise such rights in any manner
-------
which may have an adverse effect on the value of the Pledged Collateral or the Lien and security interest intended to be granted to the Trustee hereunder.

        (B) Each Pledgor shall be entitled to receive and retain, and to utilize free and clear of the Lien hereof, any and all Distributions, but only if and to the extent made in accordance with the provisions of the Indenture; provided, however, that any and all such Distributions consisting of rights or
--------  -------
interests in the form of securities shall be forthwith delivered to the Trustee to hold as Pledged Collateral and shall, if received by any Pledgor, be received in trust for the benefit of the Trustee, be segregated from the other property or funds of such Pledgor and be forthwith delivered to the Trustee as Pledged Collateral in the same form as so received (with any necessary endorsement).

        (C) The Trustee shall be deemed without further action or formality to have granted to each Pledgor all necessary consents relating to voting rights and shall, if necessary, upon written request of any Pledgor and at the sole cost and expense of the Pledgors, from time to time execute and deliver (or cause to be executed and delivered) to such Pledgor all such instruments as such Pledgor may reasonably request in order to permit such Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to Section
                                                                     -------
5.2(i)(A) hereof and to receive the Distributions which it is authorized to
---------
receive and retain pursuant to Section 52(i)(B) hereof.
                               ----------------

       (ii)   Upon the occurrence and during the continuance of any Event of
Default:

        (A) All rights of each Pledgor to exercise the voting and other consensual rights it would otherwise be entitled to exercise pursuant to Section
                                                                         -------
5.2(i)(A) hereof without any action, other than, in the case of any Securities
--------
Collateral, any applicable approval required pursuant to applicable Gaming Law, or the giving of any notice shall cease, and all such rights shall thereupon become vested in the Trustee, which shall thereupon have the sole right to exercise such voting and other consensual rights.

        (B) All rights of each Pledgor to receive Distributions which it would otherwise be authorized to receive and retain pursuant to Section 5.2(i)(B)
                                                          -----------------
hereof shall cease and all such rights shall thereupon become vested in the Trustee, which shall thereupon have the sole right to receive and hold as Pledged Collateral such Distributions.

        (iii) Each Pledgor shall, at its sole cost and expense, from time to time execute and deliver to the Trustee appropriate instruments as the Trustee may request in order to permit the Trustee to exercise the voting and other rights which it may be entitled to exercise pursuant to Section 5.2(ii)(A)
                                                        ------------------
hereof and to receive all Distributions which it may be entitled to receive under Section 5.2(ii)(B) hereof.
      ------------------

               (iv) All Distributions which are received by any Pledgor contrary to the provisions of Section 5.2(ii)(B) hereof shall be
                                       ------------------
         received in trust for the benefit of the Trustee, shall be segregated from other funds of such Pledgor and shall immediately be paid over to the Trustee as Pledged Collateral in the same form as so received (with any necessary endorsement).

               SECTION 5.3 Operative Agreements. Each Pledgor has delivered
                           --------------------
to the Trustee true, correct and complete copies of the Operative Agreements. The Operative Agreements are in full force and effect, have not as of the date hereof been amended or modified except as disclosed to the Trustee, and there is no existing default by any party thereunder or any event which, with the giving of notice of passage of time or both, would constitute a default by any party thereunder. Each Pledgor shall deliver to the Trustee a copy of any notice of default given or received by it under any Operative Agreement within ten days after such Pledgor gives or receives such notice. No Pledgor will terminate or agree to terminate any Operative Agreement or make any amendment or modification to any Operative Agreement which may have a material adverse effect on the value of the Pledged Interests and Distributions relating thereto or the Lien and security intended to be granted to the Trustee hereunder.

               SECTION 5.4 Defaults, etc. Such Pledgor is not in default in
                           -------------
the payment of any portion of any mandatory capital contribution, if any, required to be made under any agreement to which such Pledgor is a party relating to the Pledged Securities pledged by it, and such Pledgor is not in violation of any other provisions of any such agreement to which such Pledgor is a party, or otherwise in default or violation thereunder. No Securities Collateral pledged by such Pledgor is subject to any defense, offset or counterclaim, nor have any of the foregoing been asserted or alleged against such Pledgor by any Person with respect thereto, and as of the date hereof, there are no certificates, instruments, documents or other writings (other than the Operative Agreements and certificates, if any, delivered to the Trustee) which evidence any Pledged Securities of such Pledgor.

                                   ARTICLE VI

                   CERTAIN PROVISIONS CONCERNING INTELLECTUAL
                               PROPERTY COLLATERAL

               SECTION 6.1 Grant of License. For the purpose of enabling the
                           ----------------
Trustee, during the continuance of an Event of Default, to exercise rights and remedies under Article VIII hereof at such time as the Trustee shall be lawfully
               ------------
entitled to exercise such rights and remedies, and for no other purpose, each Pledgor hereby grants to the Trustee, to the extent assignable, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to such Pledgor) to use, assign, license or sublicense any of the Intellectual Property Collateral now owned or hereafter acquired by such Pledgor, wherever the same may be located, including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout hereof.

               SECTION 6.2 Registrations. Except pursuant to licenses and
                           -------------
other user agreements entered into by any Pledgor in the ordinary course of business that are listed in Schedule 1.1(f) annexed hereto, on and as of the date hereof (i) each Pledgor owns and possesses the right to use, and has done nothing to authorize or enable any other Person to use, any Copyright, Patent or Trademark listed in Schedules 1.1(e), 1.1(g) and 1.1(h) annexed hereto, and (ii) all registrations listed in Schedules 1.1(e), 1.1(g) and 1.1(h) annexed hereto are valid and in full force and effect.

               SECTION 6.3 No Violations or Proceedings. To each Pledgor's
                           ----------------------------
knowledge, on and as of the date hereof, (i) except as set forth in Schedule 6.3 annexed hereto, there is no material violation by others of any right of such Pledgor with respect to any Copyright, Patent or Trademark listed in Schedules 1.1(e), 1.1(g) and 1.1(h) annexed hereto, respectively, pledged by it under the name of such Pledgor, (ii) such Pledgor is not infringing upon any Copyright, Patent or Trademark of any other Person other than such infringement that, individually or in the aggregate, would not (or would not reasonably be expected to) result in a material adverse effect on the value or utility of the Intellectual Property Collateral or any portion thereof material to the use and operation of the Pledged Collateral or Mortgaged Property and (iii) no proceedings have been instituted or are pending against such Pledgor or, to such Pledgor's knowledge, threatened, and no claim against such Pledgor has been received by such Pledgor, alleging any such violation, except as may be set forth in Schedule 6.3.

               SECTION 6.4 Protection of Trustee's Security. On a continuing
                           --------------------------------
basis, each Pledgor shall, at its sole cost and expense, (i) promptly following its becoming aware thereof, notify the Trustee of (A) any materially adverse determination in any proceeding in the United States Patent and Trademark Office or the United States Copyright Office with respect to any material Patent, Trademark or Copyright or (B) the institution of any proceeding or any adverse determination in any Federal, state or local court or administrative body regarding such Pledgor's claim of ownership in or right to use any of the Intellectual Property Collateral material to the use and operation of the Pledged Collateral or Mortgaged Property, its right to register such Intellectual Property Collateral or its right to keep and maintain such registration in full force and effect, (ii) maintain and protect the Intellectual Property Collateral material to the use and operation of the Pledged Collateral or Mortgaged Property as presently used and operated and as contemplated by the Indenture, (iii) not permit to lapse or become abandoned any Intellectual Property Collateral material to the use and operation of the Pledged Collateral or Mortgaged Property as presently used and operated and as contemplated by the Indenture, and not settle or compromise any pending or future litigation or administrative proceeding with respect to such Intelle c-tual Property Collateral, in each case except as shall be consistent with commercially reasonable business judgment, (iv) upon such Pledgor obtaining knowledge thereof, promptly notify the Trustee in writing of any event which may be reasonably expected to materially and adversely affect the value or utility of the Intellectual Property Collateral or any portion thereof material to the use and operation of the Pledged Collateral or Mortgaged Property, the ability of such Pledgor or the Trustee to dispose of the Intellectual Property Collateral or any portion thereof or the rights and remedies of the Trustee in relation thereto including, without limitation, a levy or threat of levy or any legal process against the Intellectual Property Collateral or any portion thereof, (v) not license the Intellectual Property Collateral other than licenses entered into by such Pledgor in, or incidental to, the ordinary course of business, or amend or permit the amendment of any of the licenses in a manner that materially and adversely af-fects the right to receive payments thereunder, or in any manner that would materially impair the value of the Intellectual Property Collateral or the Lien on and security interest in the Intellectual Property Collateral intended to be granted to the Trustee for the benefit of the Secured Parties, without the consent of the Trustee, (vi) until the Trustee exercises its rights to make collection, diligently keep adequate records respecting the Intellectual Property Collateral and (vii) furnish to the Trustee from time to time upon the Trustee's reasonable request therefor detailed statements and amended schedules further identifying and describing the Intellectual Property Collateral and such other materials evidencing or reports pertaining to the Intellectual Property Collateral as the Trustee may from time to time request.

               SECTION 6.5 After-Acquired Property. If any Pledgor shall, at
                           -----------------------
any time before the Secured Obligations have been paid in full (other than contingent indemnification obligations which, pursuant to the provisions of the Indenture or the Collateral Documents, survive the termination thereof), (i) obtain any rights to any additional Intellectual Property Collateral or (ii) become entitled to the benefit of any additional Intellectual Property Collateral or any renewal or extension thereof, including any reissue, division, continuation, or continuation-in-part of any Intellectual Property Collateral, or any improvement on any Intellectual Property Collateral, the provisions hereof shall automatically apply thereto and any such item enumerated in clause
(i) or (ii) of this Section 6.5 with respect to such Pledgor shall automatically
                    -----------
constitute Intellectual Property Collateral if such would have constituted Intellectual Property Collateral at the time of execution hereof and be subject to the Lien and security interest created by this Agreement without further action by any party. Each Pledgor shall promptly (i) provide to the Trustee written notice of any of the foregoing and (ii) confirm the attachment of the Lien and security interest created by this Agreement to any rights described in clauses (i) and (ii) of the immediately preceding sentence of this Section 6.5
                                                                   -----------
by execution of an instrument in form reasonably acceptable to the Trustee.

               SECTION 6.6 Modifications. Each Pledgor authorizes the Trustee
                           -------------
to modify this Agreement by amending Schedules 1.1(e), 1.1(f), 1.1(g) and 1.1(h) annexed hereto to include any Intellectual Property Collateral acquired or arising after the date hereof of such Pledgor including, without limitation, any of the items listed in Section 6.5 hereof.
                       -----------

               SECTION 6.7 Litigation. Unless there shall occur and be
                           ----------
continuing any Event of Default, each Pledgor shall have the right to commence and prosecute in its own name, as the party in interest, for its own benefit and at the sole cost and expense of the Pledgors, such applications for protection of the Intellectual Property Collateral and suits, proceedings or other actions to prevent the infringement, counterfeiting, unfair competition, dilution, diminution in value or other damage as are necessary to protect the Intellectual Property Collateral. Upon the occurrence and during the continuance of any Event of Default, the Trustee shall have the right but shall in no way be obligated to file applic a-tions for protection of the Intellectual Property Collateral and/or bring suit in the name of any Pledgor, the Trustee or the Secured Parties to enforce the Intellectual Property Collateral and any license there-under. In the event of such suit, each Pledgor shall, at the reasonable request of the Trustee, do any and all lawful acts and execute any and all documents requested by the Trustee in aid of such enforcement and the Pledgors shall promptly reimburse and indemnify the Trustee, as the case may be, for all costs and expenses incurred by the Trustee in the exercise of its rights under this
Section 6.7 in
-----------
accordance with Section 11.3 hereof. In the event that the Trustee shall elect
                ------------
not to bring suit to enforce the Intellectual Property Collateral, each Pledgor agrees, at the reasonable request of the Trustee, to take all commercially reasonable actions necessary, whether by suit, proceeding or other action, to prevent the infringement, counterfeiting, unfair competition, dilution, diminution in value of or other damage to any of the Intellectual Property Collateral by others and for that purpose agrees to diligently maintain any suit, proceeding or other action against any Person so infringing necessary to prevent such infringement.

                                   ARTICLE VII

                     CERTAIN PROVISIONS CONCERNING ACCOUNTS

               SECTION 7.01 Special Representations and Warranties. As of the
                            --------------------------------------
time when each of its Accounts arises, each Pledgor shall be deemed to have represented and warranted that such Account and all records, papers and documents relating thereto (i) are genuine and correct and in all material respects what they purport to be, (ii) represent the legal, valid and binding obligation of the account debtor, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability, evidencing indebtedness unpaid and owed by such account debtor, arising out of the performance of labor or services or the sale, lease, license, assignment or other disposition and delivery of the goods or other property listed therein or out of an advance or a loan, (iii) will, in the case of a Account, except for the original or duplicate original invoice sent to a purchaser evidencing such purchaser's account, be the only original writings evidencing and embodying such obligation of the account debtor named therein and
(iv) are in all material respects in compliance and conform with all applicable Federal, state and local laws and applicable laws of any relevant foreign jurisdiction.

               SECTION 7.02 Maintenance of Records. Each Pledgor shall keep and
                            ----------------------
maintain at its own cost and expense complete records of each Account, in a manner consistent with prudent business practice, including, without limitation, records of all payments received, all credits granted thereon, all merchandise returned and all other documentation relating thereto. Each Pledgor shall, at such Pledgor's sole cost and expense, upon the Trustee's demand made at any time after the occurrence and during the continuance of any Event of Default, deliver all tangible evidence of Accounts, including, without limitation, all documents evidencing Accounts and any books and records relating thereto to the Trustee or to its representatives (copies of which evidence and books and records may be retained by such Pledgor). Upon the occurrence and during the continuance of any Event of Default, the Trustee may transfer a full and complete copy of any Pledgor's books, records, credit information, reports, memoranda and all other writings relating to the Accounts to and for the use by any Person that has acquired or is contemplating acquisition of an interest in the Accounts or the Trustee's security interest therein without the consent of any Pledgor.

               SECTION 7.03 Legend. Each Pledgor shall legend, at the request of
                            ------
the Trustee made at any time after the occurrence of any Event of Default and in form and manner satisfactory to the Trustee, the Accounts and the other books, records and documents of such Pledgor evidencing or pertaining to the Accounts with an appropriate reference to the fact that the Accounts have been assigned to the Trustee for the benefit of the Secured Parties and that the Trustee has a security interest therein.

               SECTION 7.04 Modification of Terms, etc. No Pledgor shall rescind
                            --------------------------
or cancel any indebtedness evidenced by any Account or modify any term thereof or make any adjustment with respect thereto except in the ordinary course of business consistent with prudent business practice, or extend or renew any such indebtedness except in the ordinary course of business consistent with prudent business practice or compromise or settle any dispute, claim, suit or legal proceeding relating thereto or sell any Account or interest therein except in the ordinary course of business consistent with prudent business practice without the prior written consent of the Trustee. Each Pledgor shall timely fulfill all obligations on its part to be fulfilled under or in connection with the Accounts.

               SECTION 7.05 Collection. Each Pledgor shall cause to be collected
                            ----------
from the account debtor of each of the Accounts, as and when due in the ordinary course of business consistent with prudent business practice (including, without limitation, Accounts that are delinquent, such Accounts to be collected in accordance with generally accepted commercial collection procedures), any and all amounts owing under or on account of such Account, and apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Account, except that any Pledgor may, with respect to an Account, allow in the ordinary course of business (i) a refund or credit due as a result of returned or damaged or defective merchandise and (ii) such extensions of time to pay amounts due in respect of Accounts and such other modifications of payment terms or settlements in respect of Accounts as shall be commercially reasonable in the circumstances, all in accordance with such Pledgor's ordinary course of business consistent with its collection practices as in effect from time to time. The costs and expenses (including, without limitation, attorneys' fees) of collection, in any case, whether incurred by any Pledgor, the Trustee or any Secured Party, shall be paid by the Pledgors.

                                  ARTICLE VIII

                            TRANSFERS AND OTHER LIENS

               No Pledgor shall (i) sell, convey, assign or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral pledged by it hereunder except as permitted by the Indenture or (ii) create or permit to exist any Lien upon or with respect to any of the Pledged Collateral pledged by it hereunder other than in the case of Pledged Collateral (other than Securities Collateral) Permitted Collateral Liens.

                                   ARTICLE IX

                                    REMEDIES

                  SECTION 9.1 Remedies. (a) Upon the occurrence and during the
                              --------
continuance of any Event of Default, and, in the case of any Securities Collateral, subject to any applicable approval required pursuant to applicable Gaming Law, the Trustee may from time to time exercise in respect of the Pledged Collateral, in addition to the other rights and remedies provided for herein or otherwise available to it:

                   (i) Personally, or by agents or attorneys, immediately take possession of the Pledged Collateral or any part thereof, from any Pledgor or any other Person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon any Pledgor's premises where any of the Pledged Collateral is located, remove such Pledged Collateral, remain present at such premises to receive copies of all communic a-tions and remittances relating to the Pledged Collateral and use in connection with such removal and possession any and all services, supplies, aids and other facilities of any Pledgor;

                  (ii) Demand, sue for, collect or receive any money or property at any time payable or receivable in respect of the Pledged Collateral including, without limitation, instructing the obligor or obligors on any agreement, instrument or other obligation constituting part of the Pledged Collateral to make any payment required by the terms of such agreement, instrument or other obligation directly to the Trustee, and in connection with any of the foregoing, compromise, settle, extend the time for payment and make other modifications with respect thereto; provided, however, that in the event that any such payments are made
         --------  -------
         directly to any Pledgor, prior to receipt by any such obligor of such instruction, such Pledgor shall segregate all amounts received pursuant thereto in trust for the benefit of the Trustee and shall promptly (but in no event later than one Business Day after receipt thereof) pay such amounts to the Trustee;

                  (iii) Sell, assign, grant a license to use or otherwise liquidate, or direct any Pledgor to sell, assign, grant a license to use or otherwise liquidate, any and all investments made in whole or in part with the Pledged Collateral or any part thereof, and take possession of the proceeds of any such sale, assignment, license or liquidation;

                  (iv) Take possession of the Pledged Collateral or any part thereof, by directing any Pledgor in writing to deliver the same to the Trustee at any place or places so designated by the Trustee, in which event such Pledgor shall at its own expense: (A) forthwith cause the same to be moved to the place or places designated by the Trustee and there delivered to the Trustee, (B) store and keep any Pledged Collateral so delivered to the Trustee at such place or places pending further action by the Trustee and (C) while the Pledged Collateral shall be so stored and kept, provide such security and maintenance services as shall be necessary to protect the same and to preserve and maintain them in good condition. Each Pledgor's obligation to deliver the Pledged Collateral as contemplated in this Section
                                                                   -------
         9.1(iv) is of the essence hereof. Upon application to a court of equity
         ------
         having jurisdiction, the Trustee shall be entitled to a decree requiring specific performance by any Pledgor of such obligation;

                  (v) Withdraw all moneys, instruments, securities and other property in any bank, financial securities, deposit or other account of any Pledgor constituting Pledged Collateral for application to the Secured Obligations as provided in Article X hereof;
                                            ---------

                  (vi) Retain and apply the Distributions to the Secured Obligations as provided in Article X hereof;
                                    ---------

                  (vii) Exercise any and all rights as beneficial and legal owner of the Pledged Collateral, including, without limitation, perfecting assignment of and exercising any and all voting, consensual and other rights and powers with respect to any Pledged Colla teral; and

                  (viii) All the rights and remedies of a secured party on default under the UCC, and the Trustee may also in its sole discretion, without notice except as specified in Section 9.2 hereof, sell, assign
                                               -----------
         or grant a license to use the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of the Trustee's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Trustee may deem commercially reasonable. The Trustee or any other Secured Party or any of their respective Affiliates may be the purchaser, licensee, assignee or recipient of any or all of the Pledged Collateral at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Pledged Collateral sold, assigned or licensed at such sale, to use and apply any of the Secured Obligations owed to such Person as a credit on account of the purchase price of any Pledged Collateral payable by such Person at such sale. Each purchaser, assignee, licensee or recipient at any such sale shall acquire the property sold, assigned or licensed absolutely free from any claim or right on the part of any Pledgor, and each Pledgor hereby waives, to the fullest extent permitted by law, all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Trustee shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Trustee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Pledgor hereby waives, to the fullest extent permitted by law, any claims against the Trustee arising by reason of the fact that the price at which any Pledged Collateral may have been sold, assigned or licensed at such a private sale was less than the price which might have been obtained at a public sale, even if the Trustee accepts the first offer received and does not offer such Pledged Collateral to more than one offeree.

                  (b) In the event that, upon the occurrence and during the continuance of an Event of Default, the Trustee intends to exercise any of the voting and other rights afforded under Article V or this Section 9.1 with respect to any Securities Collateral, including, but not limited to (i) re-registration of any Securities Collateral, or (ii) foreclosure, transfer or other enforcement of the security interests in any Securities Collateral, pursuant to applicable Gaming Law, such exercise of remedies shall require the prior approval of the applicable Gaming Authorities and/or licensing of the Trustee or its nominee (unless such licensing requirement is waived by the applicable Gaming Authorities upon the application of the Trustee or its nominee), pursuant to applicable Gaming Law.

                  (c) The approval by the applicable Gaming Authorities of this Agreement shall not act or be construed as the approval, either express or implied, for the Trustee to take any action or steps provided for in this Agreement for which prior approval of any applicable Gaming Authorities is required, without first obtaining such prior approval of such applicable Gaming Authorities to the extent then required by applicable Gaming Law.

                  SECTION 9.2 Notice of Sale. Each Pledgor acknowledges and
                              --------------
agrees that, to the extent notice of sale shall be required by law, ten days' notice to such Pledgor of the time and place of any public sale or of the time after which any private sale or other intended disposition is to take place shall be commercially reasonable notification of such matters. No notification need be given to any Pledgor if it has signed, after the occurrence of an Event of Default, a statement renouncing or modifying any right to notification of sale or other intended disposition.

                  SECTION 9.3 Waiver of Notice and Claims. Each Pledgor hereby
                              ---------------------------
waives, to the fullest extent permitted by applicable law, notice or judicial hearing in connection with the Trustee's taking possession or the Trustee's disposition of any of the Pledged Collateral, including, without limitation, any and all prior notice and hearing for any prejudgment remedy or remedies and any such right which such Pledgor would otherwise have under law, and each Pledgor hereby further waives, to the fullest extent permitted by applicable law: (i) all damages occasioned by such taking of possession, (ii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Trustee's rights hereunder and (iii) all rights of redemption, appraisal, valuation, stay, extension or moratorium now or hereafter in force under any applicable law. The Trustee shall not be liable for any incorrect or improper payment made pursuant to this Article IX in the absence of
                                                    ----------
gross negligence or willful misconduct. Any sale of, or the grant of options to purchase, or any other realization upon, any Pledged Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the applicable Pledgor therein and thereto, and shall be a perpetual bar both at law and in equity against such Pledgor and against any and all Persons claiming or attempting to claim the Pledged Collateral so sold, optioned or realized upon, or any part thereof, from, through or under such Pledgor.

                  SECTION 9.4 Certain Sales of Pledged Collateral.
                              -----------------------------------

                  (i) Each Pledgor recognizes that, by reason of certain prohibitions contained in law, rules, regulations or orders of any Governmental Authority, the Trustee may be compelled, with respect to any sale of all or any part of the Pledged Collateral, to limit purchasers to those who meet the requirements of such Governmental Authority. Each Pledgor acknowledges that any such sales may be at prices and on terms less favorable to the Trustee than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agrees that any such restricted sale shall be deemed to have been made in a commercially reasonable manner and that, except as may be required by applicable law, the Trustee shall have no obligation to engage in public sales.

                  (ii) Each Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the
                              --------------
"Securities Act"), and applicable state securities laws, the Trustee may be compelled, with respect to any sale of all or any part of the Securities Collateral, to limit purchasers to Persons who will agree, among other things, to acquire such Securities Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to the Trustee than those obtainable through a public sale without such restrictions (including, without limitation, a public offering made pursuant to a registration statement under the Securities Act), and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Trustee shall have no obligation to engage in public sales and no obligation to delay the sale of any Securities Collateral for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would agree to do so.

                  (iii) Notwithstanding the foregoing, each Pledgor shall, upon the occurrence and during the continuance of any Event of Default, at the reasonable request of the Trustee, for the benefit of the Trustee, cause any registration, qualification under or compliance with any Federal or state securities law or laws to be effected with respect to all or any part of the Securities Collateral as soon as practicable and at the sole cost and expense of the Pledgors. Each Pledgor will use its best efforts to cause such registration to be effected (and be kept effective) and will use its commercially reasonable efforts to cause such qualification and compliance to be effected (and be kept effective) as may be so requested and as would permit or facilitate the sale and distribution of such Securities Collateral including, without limitation, registration under the Securities Act (or any similar statute then in effect), appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with all other requirements of any Governmental Authority. Each Pledgor shall use its commercially reasonable efforts to cause the Trustee to be kept advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof, shall furnish to the Trustee such number of prospectuses, offering circulars or other documents incident thereto as the Trustee from time to time may request, and shall indemnify and shall cause the issuer of the Securities Collateral to indemnify the Trustee and all others participating in the distribution of such Securities Collateral against all claims, losses, damages and liabilities caused by any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or by any omission (or alleged omission) to state therein (or in any related registration statement, notification or the like) a material fact required to be stated therein or necessary to make the statements therein not misleading.

                  (iv) If the Trustee determines to exercise its right to sell any or all of the Securities Collateral, upon written request, the applicable Pledgor shall from time to time furnish to the Trustee all such information as the Trustee may request in order to determine the number of securities included in the Securities Collateral which may be sold by the Trustee as exempt transactions under the Securities

Act and the rules of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

                  (v) Each Pledgor further agrees that a breach of any of the covenants contained in this Section 9.4 will cause irreparable injury to the Trustee and other Secured Parties, that the Trustee and the other Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 9.4 shall be specifically enforceable against such Pledgor, and such Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred and is continuing.

                  SECTION 9.5 No Waiver; Cumulative Remedies.
                              ------------------------------

                  (i) No failure on the part of the Trustee to exercise, no course of dealing with respect to, and no delay on the part of the Trustee in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy; nor shall the Trustee be required to look first to, enforce or exhaust any other security, collateral or guaranties. The remedies herein provided are cumulative and are not exclusive of any remedies provided by law.

                  (ii) In the event that the Trustee shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Trustee, then and in every such case, the Pledgors, the Trustee and each other Secured Party shall be restored to their respective former positions and rights hereunder with respect to the Pledged Collateral, and all rights, remedies and powers of the Trustee and the other Secured Parties shall continue as if no such proceeding had been instituted.

                  SECTION 9.6 Certain Additional Actions Regarding Intellectual
                              -------------------------------------------------
Property. If any Event of Default shall have occurred and be continuing, upon
--------
the written demand of Trustee, each Pledgor shall execute and deliver to Trustee an assignment or assignments of the registered Patents, Trademarks and/or Copyrights and such other documents as are necessary or appropriate to carry out the intent and purposes hereof. Within five Business Days of written notice thereafter from Trustee, each Pledgor shall make available to Trustee, to the extent within such Pledgor's power and authority, such personnel in such Pledgor's employ on the date of the Event of Default as Trustee may reasonably designate to permit such Pledgor to continue, directly or indirectly, to produce, advertise and sell the products and services sold by such Pledgor under the registered Patents, Trademarks and/or Copyrights, and such persons shall be available to perform their prior functions on Trustee's behalf.

                                    ARTICLE X

                             APPLICATION OF PROCEEDS

                  The proceeds received by the Trustee in respect of any sale of, collection from or other realization upon all or any part of the Pledged Collateral pursuant to the exercise by the Trustee of its remedies as a secured creditor as provided in Article IX hereof shall be applied, together with any
                        ----------
other sums then held by the Trustee in the manner set forth in the Indenture.

                                   ARTICLE XI

                                  MISCELLANEOUS

                  SECTION 11.1 Concerning Trustee.
                               ------------------

                  (i) The Trustee has been appointed as trustee pursuant to the Indenture. The actions of the Trustee hereunder are subject to the provisions of the Indenture. The Trustee shall have the right hereunder to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking action (including, without limitation, the release or substitution of the Pledged Collateral), in accordance with this Agreement and the Indenture. The Trustee may employ agents and attorneys-in-fact in connection herewith and shall not be liable for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith. The Trustee may resign and a successor Trustee may be appointed in the manner provided in the Indenture. Upon the acceptance of any appointment as the Trustee by a successor Trustee, that successor Trustee shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Trustee under this Agreement, and the retiring Trustee shall thereupon be discharged from its duties and obligations under this Agreement. After any retiring Trustee's resignation, the provisions hereof shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was the Trustee.

                  (ii) The Trustee shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equivalent to that which the Trustee, in its individual capacity, accords its own property consisting of similar instruments or interests, it being understood that neither the Trustee nor any of the Secured Parties shall have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Securities Collateral, whether or not the Trustee or any other Secured Party has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any Person with respect to any Pledged Collateral.

                  (iii) The Trustee shall be entitled to rely upon any written notice, statement, certificate, order or other document or any telephone message believed by it to be genuine and correct and to have been signed, sent or made by the proper person, and, with respect to all matters pertaining to this Agreement and its duties hereunder, upon advice of counsel selected by it.

                  (iv) If any item of Pledged Collateral also constitutes collateral granted to Trustee under any other deed of trust, mortgage, security agreement, pledge or instrument of any type, in the event of any conflict between the provisions hereof and the provisions of such other deed of trust, mortgage, security agreement, pledge or instrument of any type in respect of such collateral, Trustee, in its sole discretion, shall select which provision or provisions shall control.

                  SECTION 11.2 Trustee May Perform; Trustee Appointed
                               --------------------------------------
Attorney-in-Fact. If any Pledgor shall fail to perform any covenants contained
----------------
in this Agreement (including, without limitation, such Pledgor's covenants to
(i) pay the premiums in respect of all required insurance policies hereunder,
(ii) pay Charges, (iii) make repairs, (iv) discharge Liens or (v) pay or perform any obligations of such Pledgor under any Pledged Collateral) or if any warranty on the part of any Pledgor contained herein shall be breached, the Trustee may (but shall not be obligated to) do the same or cause it to be done or remedy any such breach, and may expend funds for such purpose; provided, however, that Trustee shall in no event be bound to inquire into the validity of any tax, lien, imposition or other obligation which such Pledgor fails to pay or perform as and when required hereby and which such Pledgor does not contest in accordance in accordance with the provision of Section 4.16 hereof. Any and all
                                               ------------
amounts so expended by the Trustee shall be paid by the Pledgors in accordance with the provisions of Section 11.3 hereof. Neither the provisions of this
                       ------------
Section 11.2 nor any action taken by Trustee pursuant to the provisions of this
------------
Section 11.2 shall prevent any such failure to observe any covenant contained in
------------
this Agreement nor any breach of warranty form constituting an Event of Default. Each Pledgor hereby appoints the Trustee its attorney-in fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor, or otherwise, from time to time in the Trustee's discretion to take any action and to execute any instrument consistent with the terms of the Indenture and the other Collateral Documents which the Trustee may deem necessary or advisable to accomplish the purposes hereof. The foregoing grant of authority is a power of attorney coupled with an interest and such appointment shall be irrevocable for the term hereof. Each Pledgor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof.

                  SECTION 11.3 Expenses. Each Pledgor will upon demand pay to
                               --------
the Trustee the amount of any and all costs and expenses, including the fees and expenses of its counsel and the fees and expenses of any experts and agents which the Trustee may incur in connection with (i) any action, suit or other proceeding affecting the Pledged Collateral or any part thereof commenced, in which action, suit or proceeding the Trustee is made a party or participates or in which the right to use the Pledged Collateral or any part thereof is threatened, or in which it becomes necessary in the judgment of the Trustee to defend or uphold the Lien hereof (including, without limitation, any action, suit or proceeding to establish or uphold the compliance of the Pledged Collateral with any requirements of any Governmental Authority or law), (ii) the collection of the Secured Obligations, (iii) the enforcement and administration hereof, (iv) the custody or preservation of, or the sale of, collection from, or other reali-
zation upon, any of the Pledged Collateral, (v) the exercise or enforcement of any of the rights of the Trustee or any Secured Party hereunder or (vi) the failure by any Pledgor to perform or observe any of the provisions hereof. All amounts expended by the Trustee and payable by any Pledgor under this Section
                                                                      -------
11.3 shall be due upon demand therefor (together with interest thereon accruing
---
at the highest rate then in effect under the Indenture during the period from and including the date on which such funds were so expended to the date of repayment) and shall be part of the Secured Obligations. Each Pledgor's obligations under this Section 11.3 shall survive the termination hereof and the
                       -----------
discharge of such Pledgor's other obligations under this Agreement, the Indenture and the other Collateral Documents.

                   SECTION 11.4 Indemnity.

                   (i)   Indemnity. Each Pledgor agrees to indemnify, pay and
                         ---------
hold harmless the Trustee and each of the other Secured Parties and the officers, directors, employees, agents and Affiliates of the Trustee and each of the other Secured Parties (collectively, the "Indemnitees") from and against any
                                              -----------
and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs (including, without limitation, settlement costs), expenses or disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel for such Indemnitees in connection with any investigative, administrative or judicial proceeding, commenced or threatened, whether or not such Indemnitee shall be designated a party thereto) which may be imposed on, incurred by, or asserted against that Indemnitee, in any manner relating to or arising out of this Agreement, the Indenture, the Notes, any other Collateral Document or any other document evidencing the Secured Obligations (including, without limitation, any misrepresentation by any Pledgor in this Agreement, the Indenture, the Notes, other Collateral Document or any other document evidencing the Secured Obligations) (the "Indemnified Liabilities"); provided, however, that no Pledgor
                   -----------------------    --------  -------
shall have any obligation to an Indemnitee hereunder with respect to Indemnified Liabilities if it has been determined by a final decision (after all appeals and the expiration of time to appeal) of a court of competent jurisdiction that such Indemnified Liabilities arose from the gross negligence or willful misconduct of that Indemnitee. To the extent that the undertaking to indemnify, pay and hold harmless set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, each Pledgor shall contribute the maximum portion which it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by the Indemnitees or any of them.

                   (ii)  Survival. The obligations of the Pledgors contained in
                         --------
this Section 10.4 shall survive the termination hereof and the discharge of the
     ------------
Pledgors' other obligations under this Agreement, the Indenture and under the other Collateral Documents.

                   (iii) Reimbursement. Any amounts paid by any Indemnitee as to
                         -------------
which such In-demnitee has the right to reimbursement shall constitute Secured Obligations secured by the Pledged Collateral.

                   SECTION 11.5 Continuing Security Interest; Assignment. This
                                ----------------------------
Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) be binding upon the Pledgors, their respective successors and assigns and (ii) inure, together with the rights and remedies of the Trustee hereunder, to the benefit of the Trustee and the other Secured Parties and each of their respective successors, transferees and assigns. No other Persons (including, without limitation, any other creditor of any Pledgor) shall have any interest herein or any right or benefit with respect hereto. Without limiting the generality of the foregoing clause (ii), any Secured Party may assign or otherwise transfer any indebtedness held by it secured by this Agreement to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Secured Party, herein or otherwise, subject however, to the provisions of the Indenture.

                   SECTION 11.6 Termination; Release. The Pledged Collateral
                                --------------------
shall be released from the Lien of this Agreement and the applicable Subsidiary Guarantor shall be relieved of its obligations under this Agreement in accordance with the provisions of the Indenture. Upon termination hereof or any release of Pledged Collateral in accordance with the provisions of the Indenture, the Trustee shall, upon the request and at the sole cost and expense of the Pledgors, assign, transfer and deliver to Pledgor, against receipt and without recourse to or warranty by the Trustee, such of the Pledged Collateral to be released (in the case of a release) as may be in possession of the Trustee and as shall not have been sold or otherwise applied pursuant to the terms hereof, and, with respect to any other Pledged Collateral, proper documents and instruments (including UCC-3 termination statements or releases) acknowledging the termination hereof or the release of such Pledged Collateral, as the case may be.

                   SECTION 11.7 Modification in Writing. No amendment,
                                -----------------------
modification, supplement, termination or waiver of or to any provision hereof, nor consent to any departure by any Pledgor therefrom, shall be effective unless the same shall be made in accordance with the terms of the Indenture and unless in writing and signed by the Trustee. Any amendment, modification or supplement of or to any provision hereof, any waiver of any provision hereof and any consent to any departure by any Pledgor from the terms of any provision hereof shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement or any other document evidencing the Secured Obligations, no notice to or demand on any Pledgor in any case shall entitle any Pledgor to any other or further notice or demand in similar or other circumstances.

                   SECTION 11.8 Notices. Unless otherwise provided herein or in
                                -------
the Indenture, any notice or other communication herein required or permitted to be given shall be given in the manner and become effective as set forth in the Indenture, as to any Pledgor, addressed to it at the address of the Issuer set forth in the Indenture and as to the Trustee, addressed to it at the address set forth in the Indenture, or in each case at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section 11.8.
                                ------------

                   SECTION 11.9 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED
                                -------------
BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF
THE STATE OF NEW YORK.

                   SECTION 11.10 CONSENT TO JURISDICTION AND SERVICE OF PROCESS;
                                 ----------------------------------------------
WAIVER OF JURY TRIAL. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY PLEDGOR WITH
-------------------
RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK AND APPELLATE COURTS OF ANY THEREOF, AND BY EXECUTION AND DELIVERY HEREOF, EACH PLEDGOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. EACH PLEDGOR AGREES THAT SERVICE OF PROCESS IN ANY PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF
MAIL), POSTAGE PREPAID, TO THE ISSUER AT ITS ADDRESS SET FORTH IN THE INDENTURE OR AT SUCH OTHER ADDRESS OF WHICH THE TRUSTEE SHALL HAVE BEEN NOTIFIED PURSUANT THERETO. IF ANY AGENT APPOINTED BY ANY PLEDGOR REFUSES TO ACCEPT SERVICE, SUCH PLEDGOR HEREBY AGREES THAT SERVICE UPON IT BY MAIL SHALL CONSTITUTE SUFFICIENT NOTICE. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF THE TRUSTEE TO BRING PROCEEDINGS AGAINST ANY PLEDGOR IN THE COURTS OF ANY OTHER JURISDICTION. THE PLEDGORS HEREBY IRREVOCABLY WAIVE ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                   SECTION 11.11 Severability of Provisions. Any provision
                                 --------------------------
hereof which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

                   SECTION 11.12 Execution in Counterparts. This Agreement and
                                 -------------------------
any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement.

                   SECTION 11.13 Business Days. In the event any time period or
                                 -------------
any date provided in this Agreement ends or falls on a day other than a Business Day, then such time period shall be deemed to end and such date shall be deemed to fall on the next succeeding Business Day, and performance herein may be made on such Business Day, with the same force and effect as if made on such other day.

             SECTION 11.14 Waiver of Stay. Each Pledgor agrees that in the event
                           --------------
that such Pledgor or any property or assets of such Pledgor shall hereafter become the subject of a voluntary or involuntary proceeding under the Bankruptcy Code or such Pledgor shall otherwise be a party to any Federal or state bankruptcy, insolvency, moratorium or similar proceeding to which the provisions relating to the automatic stay under Section 362 of the Bankruptcy Code or any similar provision in any such law is applicable, then, in any such case, whether or not the Trustee has commenced foreclosure proceedings under this Agreement, the Trustee shall be entitled to relief from any such automatic stay as it relates to the exercise of any of the rights and remedies (including, without limitation, any foreclosure proceedings) available to the Trustee as provided in this Agreement, in any other Collateral Document or any other document evidencing the Secured Obligations.

             SECTION 11.15 No Credit for Payment of Taxes or Imposition. Such
                           --------------------------------------------
Pledgor shall not be entitled to any credit against the principal, premium, if any, or interest payable under the Indenture or the Notes, and such Pledgor shall not be entitled to any credit against any other sums which may become payable under the terms thereof or hereof, by reason of the payment of any Tax on the Pledged Collateral or any part thereof.

             SECTION 11.16 No Claims Against Trustee. Nothing contained in this
                           -------------------------
Agreement shall constitute any consent or request by the Trustee, express or implied, for the performance of any labor or services or the furnishing of any materials or other property in respect of the Pledged Collateral or any part thereof, nor as giving any Pledgor any right, power or authority to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would permit the making of any claim against the Trustee in respect thereof or any claim that any Lien based on the performance of such labor or services or the furnishing of any such materials or other property is prior to the Lien hereof.

             SECTION 11.17 Obligations Absolute. All obligations of each Pledgor
                           --------------------
hereunder shall be absolute and unconditional irrespective of:

             (i) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of any Pledgor;


             (ii) any lack of validity or enforceability of the Indenture, the Notes or any other Collateral Document, or any other agreement or instrument relating thereto;

             (iii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Indenture, the Notes or any other Collateral Document, or any other agreement or instrument relating thereto;

             (iv) any pledge, exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to any departure from any guarantee, for all or any of the Secured Obligations;

             (v) any exercise, non-exercise or waiver of any right, remedy, power or privilege under or in respect hereof, the Indenture, the Notes or any other Collateral Document except as specifically set forth in a waiver granted pursuant to the provisions of Section 11.7 hereof; or
                                                     ------------

             (vi) any other circumstances which might otherwise constitute a defense available to, or a discharge of, any Pledgor.


             SECTION 11.18 Senior Intercreditor Agreement. With respect to any
                           ------------------------------
Credit Agreement Collateral securing the Pledgors' obligations under the Credit Agreement, the rights and remedies of the Trustee with Respect to the Credit Agreement Collateral shall be subject to the provisions of the Senior Intercreditor Agreement until such time as the Senior Intercreditor Agreement shall no longer be in effect.


                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the Pledgors and the Trustee have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the date first above written.

                                          GAMECO, INC.,
                                               as Pledgor


                                          By: /s/ Jeffrey P. Jacobs
                                              ----------------------------------
                                              Name: Jeffrey P. Jacobs
                                              Title: President


                                          BH ACQUISITION, INC.,
                                               as a Guarantor and a Pledgor


                                          By: /s/ Jeffrey P. Jacobs
                                              ----------------------------------
                                              Name: Jeffrey P. Jacobs
                                              Title: President


                                          GAMECO ACQUISITION, INC.,
                                               as a Guarantor and a Pledgor


                                          By: /s/ Jeffrey P. Jacobs
                                              ----------------------------------
                                              Name: Jeffrey P. Jacobs
                                              Title: President


                                          WELLS FARGO BANK MINNESOTA, NATIONAL
                                          ASSOCIATION,
                                               as Trustee


                                          By: __________________________________
                                              Name:
                                              Title:

          IN WITNESS WHEREOF, the Pledgors and the Trustee have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the date first above written.

                                          GAMECO INC.,
                                               as Pledgor


                                          By: __________________________________
                                              Name:
                                              Title:


                                          BH ACQUISTION, INC.,
                                               as a Guarantor and a Pledgor


                                          By: __________________________________
                                              Name:
                                              Title:


                                          GAMECO ACQUISITION, INC.,
                                               as a Guarantor and a Pledgor


                                          By: __________________________________
                                              Name:
                                              Title:


                                          WELLS FARGO BANK MINNESOTA, NATIONAL
                                          ASSOCIATION,
                                               as Trustee


                                          By:    /s/ Robert L. Reynolds
                                              ----------------------------------
                                              Name:  ROBERT L. REYNOLDS
                                              Title: VICE PRESIDENT

                                 SCHEDULE 1.1(a)
                                 ---------------

                            Initial Pledged Interests
                            -------------------------

Pledgor: Gameco, Inc.

                                                           PERCENTAGE OF
                                                             ALL ISSUED
                                             NUMBER       CAPITAL OR OTHER
               TYPE OF      CERTIFICATE        OF         EQUITY INTERESTS
  ISSUER      INTEREST         NO(S).        SHARES          OF ISSUER
----------  ------------  ---------------  ----------  ----------------------

                                                              [_____]%

                                NONE


Pledgor: BH Acquisition, Inc.

                                                           PERCENTAGE OF
                                                             ALL ISSUED
                                             NUMBER       CAPITAL OR OTHER
               TYPE OF      CERTIFICATE        OF         EQUITY INTERESTS
  ISSUER      INTEREST         NO(S).        SHARES          OF ISSUER
----------  ------------  ---------------  ----------  ----------------------

                                                              [_____]%

                                NONE


Pledgor: Gameco Acquisition, Inc.

                                                           PERCENTAGE OF
                                                             ALL ISSUED
                                             NUMBER       CAPITAL OR OTHER
               TYPE OF      CERTIFICATE        OF         EQUITY INTERESTS
  ISSUER      INTEREST         NO(S).        SHARES          OF ISSUER
----------  ------------  ---------------  ----------  ----------------------

                                                              [_____]%

                                NONE

Note: A separate sheet should be used for each Pledgor.

                                 SCHEDULE 1.1(b)

                             Initial Pledged Shares
                             ----------------------

Pledgor: Gameco, Inc.

                                                                           PERCENTAGE OF
                                                                             ALL ISSUED
                                                             NUMBER       CAPITAL OR OTHER
                              CLASS OF      CERTIFICATE        OF         EQUITY INTERESTS
          ISSUER                STOCK          NO(S).        SHARES          OF ISSUER
--------------------------  ------------  ---------------  ----------  ----------------------
BH Acquisition, Inc.           Common            1            1,000             100%

Gameco Acquisition, Inc.       Common            1            1,000             100%




Pledgor: BH Acquisition, Inc.

                                               NONE




Pledgor: Gameco Acquisition, Inc.

                                               NONE




Note: A separate sheet should be used for each Pledgor.

                                 SCHEDULE 1.1(c)
                                 ---------------

                           Initial Intercompany Notes
                           --------------------------


                  PRINCIPAL       DATE OF                         MATURITY
    ISSUER          AMOUNT       ISSUANCE      INTEREST RATE        DATE
--------------  -------------  ------------  -----------------  ------------



Pledgor: Gameco, Inc.

                                   NONE



Pledgor: BH Acquisition, Inc.

                                   NONE



Pledgor: Gameco Acquisition, Inc.

                                   NONE



                         Initial Supporting Obligations
                         ------------------------------


                                 Not applicable

                                 SCHEDULE 1.1(d)
                                 ---------------

                                   Prior Liens
                                   -----------


                                                       FILE
   DEBTOR      JURISDICTION     SECURED PARTY      NUMBER/DATE      COLLATERAL
------------  --------------  -----------------  ---------------  --------------



Pledgor: Gameco, Inc.

                                   NONE



Pledgor: BH Acquisition, Inc.

                                   NONE



Pledgor: Gameco Acquisition, Inc.

                                   NONE

                                 SCHEDULE 1.1(e)
                                 ---------------

                                   Copyrights
                                   ----------


                      REGISTRATION/
   REGISTRATION/       APPLICATION
  APPLICATION NO.          DATE        COPYRIGHTS     COUNTRY      DESCRIPTION
-------------------  ---------------  ------------  -----------  ---------------



Pledgor: Gameco, Inc.

                                          NONE



Pledgor: BH Acquisition, Inc.

                                          NONE



Pledgor: Gameco Acquisition, Inc.

                                          NONE




Note: A separate sheet should be used for each Pledgor.

                                SCHEDULE 1.1(f)


                                    Licenses

      NAME OF AGREEMENT             PARTIES            DATE OF AGREEMENT
-----------------------------  -----------------  ---------------------------



Pledgor: Gameco, Inc.

                                     NONE



Pledgor: BH Acquisition, Inc.

                                     NONE



Pledgor: Gameco Acquisition, Inc.

                                     NONE





Note: A separate sheet should be used for each Pledgor.

                                 SCHEDULE 1.1(g)
                                 ---------------

                                     Patents
                                     -------

Registrations:

    REGISTRATION          REGISTRATION
       NUMBER                DATE               COUNTRY          DESCRIPTION
--------------------  --------------------  ---------------  -------------------

Pledgor: Gameco, Inc.

                                                 NONE



Pledgor: BH Acquisition, Inc.

                                                 NONE



Pledgor: Gameco Acquisition, Inc.

                                                 NONE


Applications:

    APPLICATION           APPLICATION
       NUMBER                DATE               COUNTRY          DESCRIPTION
--------------------  --------------------  ---------------  -------------------

Pledgor: Gameco, Inc.

                                                 NONE



Pledgor: BH Acquisition, Inc.


                                                 NONE



Pledgor: Gameco Acquisition, Inc.

                                                 NONE

Note: A separate sheet should be used for each Pledgor.

                                SCHEDULE 1.1(h)
                                --------------

                                   Trademarks
                                   ----------

Registrations:


    REGISTRATION                    REGISTRATION
       NUMBER                          DATE            COUNTRY     DESCRIPTION
---------------------             ----------------  ------------ --------------

Pledgor: Gameco, Inc.
                                        NONE

Pledgor: BH Acquisition, Inc.

                                        NONE

Pledgor: Gameco Acquisition, Inc.

                                        NONE

Applications:


  APPLICATION                        APPLICATION
    NUMBER                              DATE           COUNTRY    DESCRIPTION
---------------------             ----------------  ------------ --------------

Pledgor: Gameco, Inc.

                                        NONE

Pledgor: BH Acquisition, Inc.

                                        NONE

Pledgor: Gameco Acquisition, Inc.

                                        NONE

Note: A separate sheet should be used for each Pledgor.

                                 SCHEDULE 3.4(a)
                                 --------------

                     Instruments and Tangible Chattel Paper
                     --------------------------------------

Pledgor: Gameco, Inc.


Pledgor: BH Acquisition, Inc.


Pledgor: Gameco Acquisition, Inc.


Note: A separate sheet should be used for each Pledgor.

                                 SCHEDULE 3.4(b)
                                 --------------

                            Initial Deposit Accounts
                            ------------------------

Pledgor: Gameco, Inc.


Pledgor: BH Acquisition, Inc.


Pledgor: Gameco Acquisition, Inc.


Note: A separate sheet should be used for each Pledgor.

                                 SCHEDULE 3.4(c)
                                 --------------

               Initial Securities Accounts and Commodity Accounts
               --------------------------------------------------

Pledgor: Gameco, Inc.


Pledgor: BH Acquisition, Inc.


Pledgor: Gameco Acquisition, Inc.


Note: A separate sheet should be used for each Pledgor.

                                 SCHEDULE 3.4(f)
                                 ---------------

                             Commercial Tort Claims
                             ----------------------

Pledgor: Gameco, Inc.


Pledgor: BH Acquisition, Inc.


Pledgor: Gameco Acquisition, Inc.


Note: A separate sheet should be used for each Pledgor.

                                  SCHEDULE 4.13
                                  -------------

                               Required Consents
                               -----------------

Pledgor: Gameco, Inc.

                                        NONE

Pledgor: BH Acquisition, Inc.

                                        NONE

Pledgor: Gameco Acquisition, Inc.

                                        NONE

                                  SCHEDULE 6.3
                                  ------------

                           Violations or Proceedings
                           -------------------------

Pledgor: Gameco, Inc.

                                        NONE

Pledgor: BH Acquisition, Inc.

                                        NONE

Pledgor: Gameco Acquisition, Inc.

                                        NONE

                                   EXHIBIT 1



                              ISSUER ACKNOWLEDGMENT

The undersigned hereby (i) acknowledges receipt of a copy of that certain security agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Security Agreement"; capitalized terms used but
                                 ------------------
not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement), dated as of February 8, 2002, among Gameco, Inc. (the "Issuer"), the Guarantors from time to time party thereto, and WELLS FARGO BANK MINNE-SOTA, NATIONAL ASSOCIATION, as Trustee (in such capacity and together with any successors in such capacity, the "Trustee"), (ii) agrees promptly to note on
                                      -------
its books the security interests granted to the Trustee and confirmed under the Security Agreement, (iii) agrees that it will comply with instructions of the Trustee with respect to the applicable Securities Collateral without further consent by the applicable Pledgor, (iv) agrees to notify the Trustee upon obtaining knowledge of any interest in favor of any Person in the applicable Securities Collateral that is adverse to the interest of the Trustee therein and
(v) waives any right or requirement at any time hereafter to receive a copy of the Security Agreement in connection with the registration of any Securities Collateral thereunder in the name of the Trustee or its nominee or the exercise of voting rights by the Trustee or its nominee.

                                       GAMECO, INC.


                                       By: _____________________________________
                                           Name:
                                           Title:

                                    EXHIBIT 2

                               SECURITY AGREEMENT AMENDMENT

               This Security Pledge Amendment, dated as of February 8, 2002, is delivered pursuant to Section 6.1 of that certain security agreement (as
                      -----------
amended, amended and restated, supplemented or otherwise modified from time to time, the "Security Agreement"; capitalized terms used but not otherwise defined
           ------------------
herein shall have the meanings assigned to such terms in the Security Agreement), dated as of February 8, 2002, among Gameco, Inc. (the "Issuer"), the undersigned, the other Guarantors from time to time party thereto and Wells Fargo Bank Minnesota, National Association, as Trustee (in such capacity and together with any successors in such capacity, the "Trustee"). The undersigned
                                                    -------
hereby agrees that this Pledge Amendment may be attached to the Security Agreement and that the Pledged Securities and/or Intercompany Notes listed on this Pledge Amendment shall be deemed to be and shall become part of the Pledged Collateral and shall secure all Secured Obligations.

                               PLEDGED SECURITIES

              CLASS                            NUMBER OF       PERCENTAGE OF
            OF STOCK                            SHARES      ALL ISSUED CAPITAL
               OR        PAR    CERTIFICATE       OR          OR OTHER EQUITY
  ISSUER    INTERESTS   VALUE      NO(S).      INTERESTS    INTERESTS OF ISSUER
---------- ----------- ------- -------------  -----------  ---------------------

                               INTERCOMPANY NOTES


                  PRINCIPAL      DATE OF       INTEREST          MATURITY
  ISSUER           AMOUNT        ISSUANCE        RATE              DATE
----------    ----------------  ----------    ----------     -----------------



                                             [________________________________],
                                                 as Pledgor

                                             By: _______________________________
                                                 Name:
                                                 Title:

AGREED TO AND ACCEPTED:

WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as Trustee


By:________________________
   Name:
   Title:

                                   EXHIBIT 3

                                                           [Name of New Pledgor]
                                                        [Address of New Pledgor]

[Date]

Wells Fargo Bank Minnesota, National Association
Corporate Trust Services
213 Court Street - Suite 902
Middletown, CT 06457


Ladies and Gentlemen:


Reference is made to that certain security agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Security
                                                                     --------
Agreement"; capitalized terms used but not otherwise defined herein shall have
---------
the meanings assigned to such terms in the Security Agreement), dated as of February 8, 2002, among Gameco, Inc. (the "Issuer"), each of the Guarantors
                                           ------
listed on the signature pages thereto or from time to time party thereto by execution of a joinder agreement, and Wells Fargo Bank Minnesota, National Association, as Trustee (in such capacity and together with any successors in such capacity, the "Trustee").
                    -------

                  This letter supplements the Security Agreement and is delivered by the undersigned, ______________ (the "New Pledgor"), pursuant to
                                                   -----------
Section 3.5 of the Security Agreement. The New Pledgor hereby agrees to be bound
-----------
as a Guarantor and as a Pledgor by all of the terms, covenants and conditions set forth in the Security Agreement to the same extent that it would have been bound if it had been a signatory to the Security Agreement on the execution date of the Security Agreement and without limiting the generality of the foregoing, hereby grants and pledges to the Administrative Agent, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations, a Lien on and security interest in, all of its right, title and interest in, to and under the Pledged Collateral and expressly assumes all obligations and liabilities of a Guarantor and Pledgor thereunder. The New Pledgor hereby makes each of the representations and warranties and agrees to each of the covenants applicable to the Pledgors contained in the Security Agreement.

                  Attached hereto are supplements to each of the schedules to the Security Agreement with respect to the New Pledgor. Such supplements shall be deemed to be part of the Security Agreement.

                  This agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement.

         THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, the New Pledgor has caused this letter agreement to be executed and delivered by its duly authorized officer as of the date first above written.

                                                     [NEW PLEDGOR]


                                                     By: _______________________
                                                         Name:
                                                         Title:



AGREED TO AND ACCEPTED:

WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as Trustee


By: ________________________
    Name:
    Title:



                           [Schedules to be attached]